                                                                    EXHIBIT 10.7


                     EQUIPMENT SUPPLY AND SERVICES AGREEMENT


                                     BETWEEN


                                   MIRROR S.A.


                                       AND


                           NORTEL NETWORKS CORPORATION

              NORTHERN TELECOM DO BRASIL INDUSTRIA E COMERCIO LTDA.

              NORTHERN TELECOM DO BRASIL COMERCIO E SERVICOS LTDA.



                            DATED AS OF JULY 9, 1999


Confidential Treatment Requested. Confidential portions of this document have been omitted and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

Article I Definitions; Interpretation.............................................................................2

     Section 1.1 Definitions......................................................................................2
     Section 1.2 Interpretation..................................................................................11

Article II Strategic Relationship................................................................................12

     Section 2.1 Business Dealings Among the Parties.............................................................12
     Section 2.2 Common Understandings...........................................................................12
     Section 2.3 Principles Governing Business Conduct...........................................................12
     Section 2.4 Purchase Commitment.............................................................................13

Article III Term; Condition Precedent; Suspensive Condition......................................................13

     Section 3.1 Term............................................................................................13
     Section 3.2 Effective Date..................................................................................14
     Section 3.3 Suspensive Conditions...........................................................................14

Article IV Scope of Agreement and Turnkey Responsibilities.......................................................14

     Section 4.1 Scope of Agreement..............................................................................14
     Section 4.2 Turnkey Concept.................................................................................14
     Section 4.3 Turnkey Network.................................................................................14
     Section 4.4 Turnkey Switch Service Areas....................................................................14
     Section 4.5 Turnkey Systems.................................................................................15
     Section 4.6 Modification of Turnkey Responsibilities........................................................15
     Section 4.7 Nortel's Subcontractors.........................................................................15
     Section 4.8 Subcontractor Management........................................................................16
     Section 4.9 Specifications..................................................................................16
     Section 4.10 Technical Services Agreement/INPI Registration.................................................16

Article V Order, Delivery, Title Passage and Import Procedures...................................................17

     Section 5.1 Order Procedures................................................................................17
     Section 5.2 Delivery of Certain Equipment...................................................................17
     Section 5.3 Title Passage and Risk of Loss of Equipment.....................................................17
     Section 5.4 Import Procedures for [***].....................................................................18

Article VI Time Schedule.........................................................................................18

     Section 6.1 Perform to Schedule.............................................................................18
     Section 6.2 Time Is of the Essence..........................................................................19
     Section 6.3 Anticipated Delays..............................................................................19
     Section 6.4 [***]...........................................................................................19

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Section 6.5 No Release Upon Payment of Liquidated Damages...................................................19

Article VII Prices and Payment Terms.............................................................................19

     Section 7.1 [***]...........................................................................................19
     Section 7.2 Import Duties; Taxes............................................................................20
     Section 7.3 Prices..........................................................................................21
     Section 7.4 Price Basis.....................................................................................22
     Section 7.5 Invoices........................................................................................23
     Section 7.6 Payment Terms...................................................................................23
     Section 7.7 Calculation of Interest.........................................................................27
     Section 7.8 Payment Disputes................................................................................28
     Section 7.9 Financing.......................................................................................28
     Section 7.10 [***]..........................................................................................28

Article VIII Supply Agreement Administration and Project Management..............................................29

     Section 8.1 Project Management..............................................................................29
     Section 8.2 Progress Review Meeting.........................................................................30
     Section 8.3 Agreement Administration by Mirror..............................................................30
     Section 8.4 Nortel Employees................................................................................30

Article IX Division of Responsibilities..........................................................................31

     Section 9.1 Joint Responsibilities..........................................................................31
     Section 9.2 Mirror Responsibilities.........................................................................31
     Section 9.3 Nortel Responsibilities.........................................................................32
     Section 9.4 [***]...........................................................................................35

Article X Indemnification, Damages, and Delays...................................................................35

     Section 10.1 General Indemnity (Mirror).....................................................................35
     Section 10.2 Infringement Indemnity.........................................................................36
     Section 10.3 [***]..........................................................................................37
     Section 10.4 Failure to Meet Time Schedule (Liquidated Damages).............................................37
     Section 10.5 [***]..........................................................................................40

Article XI Quality Assurance.....................................................................................41

     Section 11.1 Quality Assurance..............................................................................41

Article XII Environmental Policy.................................................................................41

     Section 12.1 Environment; Environmental Policy..............................................................41

Article XIII Warranties..........................................................................................42

     Section 13.1 Hardware Warranty..............................................................................42
     Section 13.2 Application Procedures for Hardware Warranty...................................................43
     Section 13.3 Software Warranty..............................................................................44

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Section 13.4 Year 2000 Warranty.............................................................................44
     Section 13.5 Warranty for Services..........................................................................45
     Section 13.6 No Trouble Found...............................................................................45
     Section 13.7 [***]..........................................................................................45
     Section 13.8 [***]..........................................................................................45
     Section 13.9 Support Services Program.......................................................................46
     Section 13.10 [***].........................................................................................46
     Section 13.11 [***].........................................................................................47
     Section 13.12 [***].........................................................................................47
     Section 13.13 Equipment Changes or Substitutions by Nortel..................................................47
     Section 13.14 Network Expansion and Spares (Continuity of Supply)...........................................48
     Section 13.15 Disclaimer of Warranties......................................................................49

Article XIV Software.............................................................................................50

     Section 14.1 Software.......................................................................................50
     Section 14.2 Software Patches...............................................................................50
     Section 14.3 Software Upgrades..............................................................................50

Article XV Documentation.........................................................................................50

     Section 15.1 Documentation to be Provided by Nortel.........................................................50
     Section 15.2 License to Documentation.......................................................................51
     Section 15.3 Proprietary Information........................................................................51
     Section 15.4 Documents to Become Property of Mirror.........................................................51
     Section 15.5 Responsibility for Documents...................................................................51

Article XVI Force Majeure and Acts of Providence.................................................................52

     Section 16.1 Force Majeure..................................................................................52
     Section 16.2 Acts of Providence.............................................................................52
     Section 16.3 Exclusions.....................................................................................53
     Section 16.4 Procedure for Calling Force Majeure or Acts of Providence......................................53
     Section 16.5 Effects of Force Majeure or Acts of Providence.................................................54

Article XVII Representations and Warranties......................................................................54

     Section 17.1 Representations and Warranties of Nortel.......................................................54
     Section 17.2 Representations and Warranties of Mirror.......................................................55

Article XVIII Insurance..........................................................................................56

     Section 18.1 Insurance......................................................................................56

Article XIX Limitation on Liability..............................................................................57

     Section 19.1 Limitation of Liability........................................................................57

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Article XX Confidentiality.......................................................................................57

     Section 20.1 Confidentiality................................................................................57

Article XXI Events of Default; Termination.......................................................................60

     Section 21.1 Mirror Events of Default.......................................................................60
     Section 21.2 Remedies for Mirror Events of Default..........................................................60
     Section 21.3 Nortel Events of Default.......................................................................60
     Section 21.4 Remedies for Nortel Events of Default..........................................................61
     Section 21.5 Effects of Termination on Pre-Existing Rights..................................................61

Article XXII Governing Law; Resolution of Disputes...............................................................61

     Section 22.1 Governing Law..................................................................................61
     Section 22.2 Disputes.......................................................................................61
     Section 22.3 Executive Resolution...........................................................................61
     Section 22.4 Arbitration....................................................................................62

Section XXIII [***]...............................................................................................63

     Section 23.1 [***]..........................................................................................63
     Section 23.2 [***]..........................................................................................63

Article XXIV Miscellaneous.......................................................................................64

     Section 24.1 Compliance with Law............................................................................64
     Section 24.2 Publicity and Trademark........................................................................64
     Section 24.3 Assignment.....................................................................................64
     Section 24.4 Notices........................................................................................64
     Section 24.5 Modifications to Notice Address................................................................65
     Section 24.6 Records........................................................................................65
     Section 24.7 Severability...................................................................................65
     Section 24.8 Survival.......................................................................................66
     Section 24.9 Consent........................................................................................66
     Section 24.10 Discrepancies or Inconsistencies..............................................................66
     Section 24.11 Amendment, Modification or Addendum...........................................................66
     Section 24.12 No Waiver of Rights; No Novation..............................................................66
     Section 24.13 Costs and Expenses............................................................................67
     Section 24.14 Relationship of the Parties...................................................................67
     Section 24.15 Language of Agreement.........................................................................67
     Section 24.16 Third Party Beneficiaries.....................................................................67
     Section 24.17 Relationship of Nortel Networks, Nortel Servicos and Nortel Industria.........................67
     Section 24.18 Schedules.....................................................................................67

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                      SCHEDULE                           SCHEDULES

                      Schedule 4.1                       [***]

                      Schedule 4.9                       [***]

                      Schedule 4.10                      [***]

                      Schedule 5.1(a)                    [***]

                      Schedule 6.1                       [***]

                      Schedule 7.3(a)                    [***]

                      Schedule 7.6(f)(vi)                [***]

                      Schedule 7.9                       [***]

                      Schedule 7.10                      [***]

                      Schedule 8.1(a)                    [***]

                      Schedule 9.1(a)                    [***]

                      Schedule 9.3(a)                    [***]

                      Schedule 9.3(d)                    [***]

                      Schedule 10.6                      [***]

                      Schedule 13.2                      [***]

                      Schedule 13.9                      [***]

                      Schedule 14.1                      [***]

                      Schedule 15.1                      [***]

                      Schedule 17.1(a)                   [***]

                      Schedule 23                        [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                     EQUIPMENT SUPPLY AND SERVICES AGREEMENT

     This EQUIPMENT Supply and Services Agreement (this "AGREEMENT") is entered into as of the date specified on the signature page hereof between MIRROR S.A., a corporation duly organized under the laws of Brazil with its head office in the city and State of Rio de Janeiro, Brazil, Avenida Republica do Chile, no. 500, 25 degrees andar, registered with the Brazilian Registry of Legal Entities
(CNPJ) n degrees 02.730.101/0001-43 ("MIRROR"), and NORTEL NETWORKS CORPORATION, a Canadian corporation with its head office located at 8200 Dixie Road, Brampton, Ontario, Canada ("NORTEL NETWORKS"), NORTHERN TELECOM DO BRASIL INDUSTRIA E COMERCIO LTDA., a corporation duly organized under the laws of Brazil, with its head office in the city and State of Sao Paulo, Brazil, Avenida das Nacoes Unidas, no. 17891, 4 degrees andar, Santo Amaro, registered with the Brazilian Registry of Legal Entities (CNPJ) under n degrees 67.807.859/0001-88, ("NORTEL INDUSTRIA"), and NORTHERN TELECOM DO BRASIL COMERCIO E SERVICOS LTDA., a corporation duly organized under the laws of Brazil, with its head office in the city and state of Sao Paulo, Brazil, Avenida das Nacoes Unidas, no. 17891, 10 degrees andar, Parte A, Santo Amaro, registered with the Brazilian Registry of Legal Entities (CNPJ) under n degrees 01.993.432/0001-03, ("NORTEL SERVICOS" and, together with Nortel Networks and Nortel Industria and any Affiliate of any of them that provides Equipment or Services hereunder, "NORTEL"). Each of Mirror and Nortel are referred to herein as a "PARTY" and, collectively, as the "Parties."

                                    RECITALS

     Whereas, Mirror has entered into two agreements with ANATEL, the Termos de Autorizacao do Servico Telefonico Comutado, Modalidades Local e Longa Distancia, entered into on February 4, 1999 (collectively, the "LICENSE") to provide switched fixed telecommunications services in Region I of Brazil (as defined in Schedule I of the Request for Bid in Bidding Procedure No. 0001/98/SBP/ANATEL), comprising the following states of the Brazilian territory: Rio de Janeiro, Minas Gerais, Espirito Santo, Bahia, Sergipe, Alagoas, Pernambuco, Paraiba, Rio Grande do Norte, Ceara, Piaui, Maranhao, Para, Amapa, Amazonas and Roraima (the "TERRITORY");

     Whereas, Nortel is a worldwide provider of integrated telecommunications solutions, with manufacturing operations in several countries, including a state-of-the-art manufacturing facility located in the city of Campinas, state of Sao Paulo, Brazil;

     Whereas, Mirror seeks to purchase Equipment and Services from Nortel for the purpose of engineering, commissioning, building and installing a public switched telecommunications network in the Territory (the "PROJECT"), [***] on a Turnkey basis as provided herein;

     Whereas, Nortel is willing to supply to Mirror, and Mirror is willing to purchase from Nortel, Equipment and Services for deployment in connection with the Project on the terms and conditions set forth in this Agreement;

     [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

     WHEREAS, Mirror and Nortel have executed a Letter of Understanding dated March 31, 1999 (as subsequently amended) to support the start of Project implementation before the execution of this Agreement.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the Parties hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

     Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth below:

     "ACCEPTANCE" means Partial Provisional Acceptance, Provisional Acceptance and/or Final Acceptance, as the case may be.

     "ACCEPTANCE TEST PROCEDURES" means mutually agreed methods of testing and procedures that will be used to measure the performance of the Network, Switch Service Areas, Equipment, Systems and Services to determine compliance with the Specifications, which methods shall be defined and administered in accordance with Schedule 9.3(a).

     "ACTS OF PROVIDENCE" has the meaning set forth in Section 16.2.

     "ADDITIONAL EQUIPMENT" has the meaning set forth in Section 13.10(c).

     "AFFECTED PARTY" has the meaning set forth in Section 16.4(a).

     "AFFILIATE," with respect to any Person, means any other Person, now or hereafter existing, that, directly or indirectly, Controls, is Controlled by, or is under common Control with, such Person.

     "AGREEMENT" means this Agreement and its Schedules.

     "ANATEL" means the Agencia Nacional de Telecomunicacoes of Brazil.

     "AUTHORITY" means any governmental or other regulatory authority, agency or instrumentality with jurisdiction over the operations of Mirror in Brazil, including but not limited to ANATEL, and includes any officer empowered by such Authority to perform all or any of the functions of the Authority or the functional equivalent successors of the Authority.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "AUDITOR" has the meaning set forth in Section 7.1(c).

     "AUTHORIZED AGENT" has the meaning set forth in Section 20.1(e).

     "BRAZIL" means the Republica Federativa do Brasil.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to be closed in Sao Paulo or Rio de Janeiro, Brazil or in Toronto, Ontario, Canada.

     "BUSINESS PLAN" means Mirror's business plan comprising the pro-forma balance sheet, the pro-forma statement of earnings and cash flow and pro-forma financing requirements for Mirror, as such Business Plan may from time to time be revised by Mirror.

     "CDMA" means "code division multiple access" technology.

     "CELL SITE" means a Site containing transmission and ancillary Equipment designed to broadcast wireless signals to other Cell Sites, to one or more Switches and/or to Customers, which signals are used to complete calls on the Network.

     "CHANGE ORDER" has the meaning set forth in Schedule 5.1(a).

     "CHANGE ORDER PROCEDURE" means the procedure for requesting and implementing Change Orders as specified in Schedule 5.1(a).

     [***]

     "CLASS A HARDWARE CHANGE" means a modification of existing Equipment to remedy non-conformance to the Specifications that is required to correct design defects of a type that result in electrical or mechanical inoperative conditions or unsatisfactory operating conditions or that is required to enhance safety.

     "CLASS AC HARDWARE CHANGE" means a modification of existing Equipment to remedy electrical or mechanical inoperative conditions or unsatisfactory operating conditions, which results from Equipment aging or when it is used in combination with specific other Equipment or in combination with a particular feature or option.

     "COMMERCIAL LAUNCH" means the date on which the Equipment or Systems that are the subject of an Order Document are completed (including the completion of the Trial Run, if applicable) and such Equipment or Systems begin to operate with paying customers (not including customers taking service on a trial basis during the Trial Run).

     "COMMISSIONING" means the powering of the Equipment, the loading of the Software and the activation of the Equipment.

     "COMPLETED SITES" has the meaning set forth in Section 7.6(a)(iv).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 20.1(a).

     "CONTROL" is possessed by a Person over another Person (such other Person the "SUBJECT PERSON") if such Person (alone or in combination with one or more related Persons), (i) holds shares or possesses rights that assure it the majority of votes in resolutions in a general meeting of shareholders and the power to elect a majority of the subject Person's directors and officers; (ii) holds shares or possesses rights either directly or indirectly through the control of other subject Person(s) that assure its prevalence in corporate resolutions and the power to elect the majority of the subject Person's directors and officers; (iii) satisfies the definitions of "control" set forth in articles 116 and 243(2) of the Brazilian Company Act or any successor or replacement legislation thereof or (iv) has the power otherwise to cause the direction of the management of the subject Person; "CONTROLLING" or "CONTROLLED" have corresponding meanings.

     "COURSES" has the meaning set forth in Section 9.3(d).

     [***]

     "CUSTOMER" means a subscriber to the telecommunications services provided by Mirror over the Network that is charged by Mirror for such services.

     [***]

     [***]

     [***]

     "DELIVERY" means delivery of Equipment to the applicable Site in conformance with the Specifications and the provisions of Section 5.2.

     "DISPUTE" has the meaning set forth in Section 22.2.

     "DISPUTE NOTICE" has the meaning set forth in Section 22.3(a).

     "DOCUMENTATION" means the documents describing the Network, the Equipment, the Services, Software and each of the Systems, general operating instructions, drawings, diagrams and other written material as well as electronic material (such as in the form of CD-ROM and other electronic media), if any.

     "DOLLARS" or "US DOLLARS" or "US$" means the lawful currency of the United States of America.

     "EFFECTIVE DATE" has the meaning set forth in Section 3.2.

     "EQUIPMENT" means all of the equipment including, without limitation, hardware, software and spare parts necessary to provide telecommunications services to Customers within the Territory, consistent with applicable Laws and specifications.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "ETAS" has the meaning set forth in Section 13.9.

     "EVENTS OF DEFAULT" has the meaning set forth in Section 21.1.

     "EXCESS CAPACITY" has the meaning set forth in Section 13.10(c).

     "EXCESS DUTIES" has the meaning set forth in Section 7.2(a).

     [***]

     "FINAL ACCEPTANCE" means that the Equipment, Services and/or Systems that are the subject of an Order Document have been completed and successfully have met all of the requirements for Final Acceptance set forth in Schedule 9.3(a) and/or such Order Document, as the case may be, and all Punchlist items, if any, have been completed to Mirror's satisfaction.

     "FINANCING AGREEMENT" means one or more agreements regarding financing of Equipment and Services as well as related import duties and taxes, as more fully described in the Term Sheet.

     "FINANCING FACILITY" has the meaning set forth in Section 7.2(b).

     "FORCE MAJEURE" has the meaning set forth in Section 16.1.

     "GOVERNMENT" means the government of Brazil, any state, region, municipality or other political subdivision and/or any ministry, department, agency or other instrumentality thereof.

     [***]

     "HARDWARE" means all the Nortel Equipment and Scope Equipment as defined herein, including spare parts but not including Software.

     "HARDWARE WARRANTY" has the meaning set forth in Section 13.1(b).

     "HARDWARE WARRANTY PERIOD" has the meaning set forth in Section 13.1(b).

     [***]

     "IMPORTED SERVICES" has the meaning set forth in Section 4.10.

     "INDEMNIFIED EQUIPMENT" has the meaning set forth in Section 10.2(a).

     "INFRASTRUCTURE EQUIPMENT AND SERVICES" has the meaning set forth in
Section 2.4(a).

     "INITIAL BUILD" has the meaning set forth in Section 7.6(a)(i).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "INSTALLATION" or "INSTALLATION SERVICES" means the Services listed in
Schedule 4.9 relating to assembling and installation of Equipment.

     "INTEREST RATE" has the meaning set forth in Section 7.6(c).

     "LAW" means the Constitution of Brazil, the Constitution of the State of Rio de Janeiro or any other state located in the Territory, statutes, provisional measures ("medidas provisorias"), Permit terms, judicial orders, injunctive relief and other decisions, executive decrees, codes, administrative decisions and rulings, regulations, assessments or requirements, in each case, by or of any Authority generally affecting the residents of Brazil or the State of Rio de Janeiro or any other state located in the Territory, or specifically affecting any of the Parties or their performance under this Agreement. In addition, Laws shall include all of the foregoing promulgated by any authority of any other jurisdiction to which the Parties or any of them are subject.

     "LICENSE" has the meaning set forth in the Recitals to this Agreement.

     "LIQUIDATED DAMAGES" has the meaning set forth in Section 10.4(f).

     "LOAN" has the meaning set forth in Section 7.6(f)(vi).

     "LOSS" means any loss, damage, claim, obligation, liability or expense, including reasonable attorneys' and experts' fees.

     [***]

     "MIRROR" has the meaning set forth in the Introductory Paragraph to this Agreement.

     "MIRROR DELAYS" has the meaning set forth in Section 10.4(f).

     "MIRROR INDEMNIFIED PERSONS" has the meaning set forth in Section 10.1(a).

     "MIRROR-INSTALLED EQUIPMENT" has the meaning set forth in Section 5.2(a).

     "MIRROR PROJECT MANAGER" has the meaning set forth in Section 8.1(c).

     "MIRROR'S WAREHOUSE" means Mirror's storage facilities located at specific sites to be designated from time to time by Mirror in a notice to Nortel.

     "NETWORK" means the complete and operating integrated ensemble of Systems, Equipment and Services, necessary to permit Mirror to provide telecommunications services to Customers in the Territory, consistent with applicable Laws and the Specifications.

     "NORTEL" has the meaning set forth in the Introductory Paragraph to this Agreement.

     "NORTEL EQUIPMENT" means the Equipment identified as such on Schedule 7.3(a) that Nortel is required to provide (either directly or through Subcontractors) to Mirror under this

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Agreement, including, without limitation, the Hardware and Software specified on such Schedule and OEM Equipment.

     "NORTEL INDUSTRIA" has the meaning set forth in the Introductory Paragraph to this Agreement.

     "NORTEL PROJECT MANAGER" has the meaning set forth in Section 8.1(b).

     "NORTEL REPRESENTATIVE" means any agent, representative, servant, Subcontractor, officer or employee of Nortel or its successors or permitted assigns.

     "NORTEL SERVICES" means the Services that Nortel is required to provide under this Agreement as specified on Schedule 7.3(a) including, without limitation, (i) Project Management Services, (ii) Services associated with the engineering, furnishing, commissioning and Installing Nortel Equipment and Nortel provided Systems and the preparation of such Equipment and Systems for operation, and (iii) Services that, by agreement of Mirror and Nortel, Nortel will provide that are associated with the engineering, furnishing, commissioning and/or Installing of Scope Equipment and other non-Nortel Equipment and the preparation of such Equipment for operation.

     "NORTEL SERVICOS" has the meaning set forth in the Introductory Paragraph to this Agreement.

     "NORTEL NETWORKS" has the meaning set forth in the Introductory Paragraph to this Agreement.

     "O&M" means operations and maintenance.

     "OEM EQUIPMENT" means Equipment supplied by Nortel that is manufactured by a third Person vendor but is not Scope Equipment.

     "ORDER DOCUMENT" has the meaning set forth in Schedule 5.1(a).

     "OTHER PURCHASE" has the meaning set forth in Section 7.6(a).

     "PARTIAL COMMERCIAL LAUNCH" means, with respect to an SSA Purchase Order, the Commercial Launch (at Mirror's sole discretion) of less than all of the number of Cell Sites specified in such SSA Purchase Order.

     "PARTIAL PROVISIONAL ACCEPTANCE" means, with respect to an SSA Purchase Order, the Provisional Acceptance (at Mirror's sole discretion) of less than all of the number of Cell Sites specified in such SSA Purchase Order.

     "PARTY" or "PARTIES" has the meaning set forth in the Introductory Paragraph to this Agreement.

     [***]

     "PERMIT" means any consent, license, approval, permit, exemption, registration, no objection certificate or other authorization of whatever nature that is required to be granted at any time by any Person (a) for the purposes of the Project including, without limitation, the construction, installation and operation of the Network, the sale of the Equipment and/or the provision of the Services; or (b) to allow Mirror to be permitted to enter into, or to exercise its rights or observe or perform its obligations under, this Agreement.

     "PERSON(S)" includes, without limitation, any individual, firm, company, association, partnership, joint venture, trust, investment company, pension fund or investment fund, or other entity, or any government or any ministry, department or agency thereof.

     "PLUG-IN" has the meaning set forth in Section 13.2(c).

     [***]

     "PRIME SUBCONTRACTOR" means a Subcontractor that has entered into a contract with Nortel or Mirror (as the case may be) with a value in excess of R$5 million per year.

     "PROJECT" has the meaning set forth in the Recitals to this Agreement.

     "PROJECT MANAGEMENT SERVICES" means the portion of the Services to be provided by Nortel identified as such on Schedules 7.3(a) and 8.1(a).

     "PROPRIETARY RIGHTS" has the meaning set forth in Section 10.2(a).

     "PROVISIONAL ACCEPTANCE" means that a particular System, Switch Service Area or Other Purchase has met the requirements for Provisional Acceptance set forth in Schedule 9.3(a) with respect to all components of such System or all Sites in, and other aspects of, such Switch Service Area or Other Purchase, as the case may be, except for non-material Punchlist items.

     "PRUDENT INDUSTRY PRACTICE" means those practices, methods, equipment specifications and standards of safety and performance (including compliance with all equipment manufacturers' specifications and recommended standards for O&M), as the same may change from time to time, as are commonly used by firms performing turnkey engineering, furnishing, installation and construction services on facilities of the type and size similar to the Network, which in the exercise of reasonable judgment and in the light of the facts that are known or should have been known at the time the decision was made, are considered good, safe and prudent practice in connection with the design, construction and use of equipment, software, facilities and improvements, with commensurate standards of safety, performance, dependability, efficiency and economy. Prudent Industry Practice is not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices and methods.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "PSTN" means the public switched telephone network in the Territory and in Brazil as a whole.

     "PUNCHLIST" means a list of defects or faults in Services, Equipment, a Switch Service Area, a System or an Other Purchase, to be resolved by Nortel prior to Final Acceptance thereof.

     "PURCHASE COMMITMENT" has the meaning set forth in Section 2.4(b).

     "PURCHASE ORDER" has the meaning set forth in Schedule 5.1(a).

     "QUALCOMM" means QUALCOMM Incorporated, a Delaware corporation, or its successors or permitted assigns, or any other Equipment supplier (other than Nortel) supplying CDMA wireless access infrastructure Equipment for the Network.

     "REAL" or "REAIS" OR "R$" means the lawful currency of Brazil.

     "REQUEST FOR QUOTATION" has the meaning set forth in Schedule 5.1(a).

     "RESPONSE NOTICE" has the meaning set forth in Section 22.3(b).

     "RESPONSIBILITY MATRIX" means the table allocating tasks and responsibilities between Mirror and Nortel for a given phase of the Project as set forth in Schedule 9.1(a).

     "RSS" means the Residential Subscriber Systems identified in Schedules 4.9 and 7.3(a).

     "SCHEDULES" means the schedules attached to this Agreement.

     "SCOPE EQUIPMENT" means Equipment supplied by Nortel but manufactured by a third party vendor identified as such in Schedule 7.3(a).

     "SCOPE SERVICES" means Services that are associated with the engineering, furnishing, commissioning and/or installing of Scope Equipment and the preparation of such Equipment for operation, other than such Services that, by agreement of the Parties, are Nortel Services, as provided in the definition of Nortel Services.

     "SCOPE OF WORK" means the description of the work that Nortel shall perform under this Agreement, as set forth in Schedule 4.1.

     "SERVICES" means all services required to engineer, furnish and install the Equipment and Systems comprising the Network and to prepare the Network for operation.

     [***]

     "SITE" means Mirror's Warehouse or any specific premises where Nortel shall deliver Equipment or perform Services, as designated by Mirror.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "SOFT LAUNCH" means, as applicable with respect to a Switch Service Area or System, the commencement of the Trial Run after the Provisional Acceptance (or Partial Provisional Acceptance) of such Switch Service Area or System, as the case may be.

     "SOFTWARE" means the proprietary and/or third party software computer programs (consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in, system memories that provide basic logic, operating instructions and user-related application instructions, but excluding customer data) as well as associated Documentation used to describe, maintain and use such programs that are integral to any Equipment required for the Network; any reference herein to Software being sold, purchased or the like is understood to be a reference to the Software being licensed by Nortel for use by Mirror.

     "SOFTWARE LICENSE" has the meaning set forth in Section 14.1.

     "SOFTWARE WARRANTY" has the meaning set forth in Section 13.3.

     "SOFTWARE WARRANTY PERIOD" means the period during which the Software Warranty is in effect pursuant to Section 13.3(a).

     "SPECIAL CREDITS" has the meaning set forth in Section 7.3(f).

     "SPECIFICATIONS" means the technical standards and specifications, as well as the requirements, of the Nortel Equipment and, as applicable, Scope Equipment, in each case as set forth on Schedule 4.9 and on the relevant Order Document, as the case may be.

     "STAND-ALONE OEM EQUIPMENT" has the meaning set forth in Section 13.1(d).

     "SUBCONTRACTOR" means any Person engaged to provide specific Equipment or Services for the Network.

     "SWITCH" means a Network element deployed within the Network that enables the concentration, distribution, supervision of telecommunications traffic and the gathering of billing data for calls to and from Mirror's Customers.

     "SWITCH SERVICE AREA" or "SSA" means the portion of the Network installed within the geographic area covered by a single Switching center and all subsidiary Equipment attached to the Switches comprising such Switching center including, without limitation, base station Equipment, transmission Equipment and power system Equipment. "SSA PURCHASE ORDER" has the meaning set forth in
Schedule 5.1(a).

     "SSA REQUEST FOR QUOTATION" has the meaning set forth in Schedule 5.1(a).

     "SYSTEM" means a group of Equipment, Services, components and infrastructure related to the Network and performing a specific function in the Network such as, without limitation, billing system, transport system, voice messaging system and data system.

     "TECHNICAL ASSISTANCE SERVICES" means the Services listed under such heading in Schedule 9.3(d).

     "TECHNICAL SERVICES AGREEMENT" has the meaning set forth in Section 4.10.

     "TERM" has the meaning set forth in Section 3.1.

     "TERM SHEET" means the term sheet for the Financing Agreement, which will be attached hereto as Schedule 7.9.

     "TERRITORY" has the meaning set forth in the Recitals to this Agreement.

     "TIME SCHEDULE" has the meaning set forth in Section 6.1(a).

     "TOOLS" has the meaning set forth in Section 9.3(j).

     [***]

     "TRIAL RUN" means, as applicable, with respect to a Switch Service Area, the period prior to Commercial Launch when the Switch Service Area will be optimized and operating with non-regularly paying customers. [***]

     "TURNKEY" has the meaning set forth in Section 4.2.

     "UNCOMPLETED SITES" has the meaning set forth in Section 7.6(a)(iv).

     "VOLUME CREDITS" has the meaning set forth in Section 7.3(e).

     "WARRANTY PERIOD" means the Software Warranty Period and/or the Hardware Warranty Period, as the case may be.

     "YEAR 2000 COMPLIANT" has the meaning set forth in Section 13.4(a).

     Section 1.2 Interpretation. In this Agreement, (i) any reference to an agreement or document shall mean such agreement or document as the same may be supplemented, amended or modified from time to time in accordance with its terms; (ii) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "until" and "to" mean "to and including"; (iii) words importing the singular shall include the plural and vice versa, and (iv) words importing the masculine gender shall include the feminine and vice versa; (v) reference to any article, section, clause, paragraph or schedule shall mean the applicable article, section, clause, paragraph of, or schedule to, this Agreement, unless the context otherwise requires; (vi) terms defined in this Agreement, when used in a schedule to this Agreement, shall have the same meaning in such schedule as in the Agreement; and (vii)

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

capitalized terms used in a schedule that are not defined in this Agreement shall have the meaning attributed to them in such schedule.

                                   ARTICLE II
                             STRATEGIC RELATIONSHIP

     Section 2.1 Business Dealings Among the Parties. Mirror and Nortel are entering into a collaborative relationship intended to enable Mirror to obtain a significant competitive advantage in offering telecommunications services in the Territory pursuant to the License. Each of the Parties will demonstrate integrity and commitment to the Project of the highest order so as to achieve world class status with respect thereto and to maximize the success of the Project.

     Section 2.2 Common Understandings. The Parties understand and acknowledge that the following principles are critical to the success of the relationship established by this Agreement and accordingly will strive to:

         (a) create business value for each of the Parties;

         (b) provide a high level of commitment to the relationship;

         (c) work together through the learning curve;

         (d) work together to accelerate innovation and expansion of the market for the services to be provided by Mirror; and

         (e) develop and implement reliable methods, measurements, waste reduction and other quality assurance principles.

     Section 2.3 Principles Governing Business Conduct. In support of the critical success factors set forth in Section 2.1 and Section 2.2, the Parties shall conduct business in the manner set forth below:

         (a) Communication between the Parties shall be accurate, timely, complete and concise. The Parties shall provide information that is meaningful and not hold such information as leverage against one another.

         (b) The Parties shall endeavor to resolve issues and complete negotiations at the lowest appropriate management levels within their respective organizations. When escalation of an issue to a more senior management representative is warranted, the Parties shall jointly escalate such issue.

         (c) The Parties shall strive continuously to improve business processes and technology standards.

         (d) Nortel shall identify and explore applications of new technologies. Accordingly, technological innovations in relevant substantive fields shall be constantly monitored and reviewed by Nortel and discussed with Mirror for applicability to the Project, both within and outside of the context of the [***].

         (e) The intent of the Parties is to share, as set forth herein or otherwise mutually agreed by the Parties, the risks and benefits resulting from business activities under this Agreement.

     Section 2.4 Purchase Commitment.

         (a) For purposes of this Agreement, "INFRASTRUCTURE EQUIPMENT AND SERVICES" means wireless local access infrastructure Nortel Equipment and related Nortel Services provided on a Turnkey basis, including all Nortel Services required to engineer, furnish and install such Equipment and to achieve Final Acceptance with respect thereto, in each case identified as such in
Schedule 7.3(a).

         (b) [***]

         (c) [***]

                                   ARTICLE III
                 TERM; CONDITION PRECEDENT; SUSPENSIVE CONDITION

     Section 3.1 Term. The term of this Agreement (the "TERM") shall be five (5) years from the Effective Date, unless terminated earlier pursuant to Article XXI, subject to renewal upon the mutual agreement of the Parties.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Section 3.2 Effective Date. For the purposes of this Agreement, the date that is the later of (a) the date on which the Parties execute the Term Sheet and (b) the date on which the Parties execute this Agreement is referred to as (the "EFFECTIVE DATE").

     Section 3.3 Suspensive Conditions. In the event that the Parties fail (i) to complete all required due diligence, and (ii) to receive all required corporate authorizations, in each case in respect of the Financing Facility, by July 31,1999, unless otherwise agreed by the Parties, this Agreement shall terminate automatically and be of no further force and effect, without liability for default.

                                   ARTICLE IV
                 SCOPE OF AGREEMENT AND TURNKEY RESPONSIBILITIES

     Section 4.1 Scope of Agreement. Pursuant to the Scope of Work and subject to the terms and conditions of this Agreement, Nortel agrees to supply to Mirror and Mirror agrees to purchase from Nortel, Nortel Equipment and Nortel Services. In addition, Nortel shall consider in good faith any request to supply any other Equipment and/or Services in accordance with the terms and conditions of this Agreement.

     Section 4.2 Turnkey Concept. Nortel shall manage and oversee the overall development and implementation of the Network (Nortel's "TURNKEY" responsibilities) in accordance with the terms of this Agreement including, without limitation, the Scope of Work, the Time Schedule, the Specifications and as specified in greater detail in Sections 4.3 through 4.6.

     Section 4.3 Turnkey Network. Nortel's responsibilities with respect to implementing the Network as a whole (as detailed more fully in the Responsibility Matrix) shall encompass the Project Management Services and, without limitation, the following:

     [***]

     Section 4.4 Turnkey Switch Service Areas. Nortel's Turnkey responsibilities with respect to implementing each Switch Service Area or Other Purchase, as the case may be (as detailed more fully in the Responsibility Matrix), shall encompass, without limitation:

     [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

     Section 4.5 Turnkey Systems. Nortel's Turnkey responsibilities with respect to implementing each System (as detailed more fully in the Responsibility Matrix) shall encompass, without limitation:

         [***]

     Section 4.6 Modification of Turnkey Responsibilities. During the Term, Mirror may, upon consultation with Nortel, modify the Responsibility Matrix for the Project such that Mirror assumes a greater role in the management of the Project, thereby modifying the Turnkey nature of the Project and Nortel's obligations hereunder. Mirror agrees to provide Nortel with three (3) months' notice prior to implementing any such modification.

     Section 4.7 Nortel's Subcontractors. Nortel may subcontract the manufacture of Nortel Equipment and the provision of Nortel Services as it deems appropriate, subject to Section 24.1 and to the following provisions:

         (a) All Subcontractors must have a demonstrated track record of (i) performing world-class quality work, (ii) reliability and (iii) experience in performing the relevant tasks for which such Subcontractors are contracted.

         (b) Prior to engaging any Prime Subcontractor, Nortel shall first notify Mirror and obtain the consent of Mirror to the engagement of such Prime Subcontractor.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Section 4.8 Subcontractor Management.

         (a) [***]

         (b) Nortel shall be and remain fully responsible to Mirror for providing the Equipment and Services in accordance with the terms and conditions of this Agreement irrespective of [***] the performance of Subcontractors, or any of their respective employees, agents, representatives and consultants.

         (c) Nothing contained herein shall be interpreted to create any contractual or labor relationship between any Subcontractor and Mirror, except to the extent such relationship is created by a direct contract between Mirror and such Subcontractor. [***] Nortel shall be fully responsible to Mirror for the acts and omissions of Subcontractors contracted by it [***] and Nortel shall indemnify, defend and hold harmless Mirror against any and all Losses arising out of or related to any acts, omissions or default by or on behalf of any Subcontractor in connection with its or Nortel's obligations under this Agreement.

         (d) Mirror shall have the right to cause Nortel to dismiss from the Project any Subcontractor engaged by Nortel [***] if, in Mirror's reasonable judgment, such Subcontractor (or any of its employees or Subcontractors) is not performing in a competent, workmanlike and professional manner and in accordance with Mirror's policies governing employee conduct and Prudent Industry Practices, upon written notice given to Nortel at least thirty (30) days in advance of the intended date for such dismissal. Notwithstanding the foregoing sentence, if Nortel reasonably deems that any Prime Subcontractor whose dismissal Mirror requests must complete its work under any then outstanding Order Document prior to its dismissal (in order to avoid any delay in the performance of Nortel's obligations under the Time Schedule), Nortel shall be allowed to maintain such Prime Subcontractor until such work then outstanding is completed. Such dismissal shall in no way release Nortel from its obligations and responsibilities under this Agreement.

     Section 4.9 Specifications. The Equipment and Services supplied or furnished by Nortel under this Agreement shall be of world-class quality, shall conform to the Specifications set out in Schedule 4.9 and shall comply with all applicable Laws and Prudent Industry Practice.

     Section 4.10 Technical Services Agreement/INPI Registration. To the extent certain Nortel Services under this Agreement constitute technical assistance performed by engineers or technicians that are not resident in Brazil ("IMPORTED SERVICES"), the Parties have agreed to execute

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

as of the date hereof a Technical Services Agreement, substantially in the form contained in Schedule 4.10 (the "TECHNICAL SERVICES AGREEMENT"). Mirror and Nortel shall cooperate in registering the Technical Services Agreement with the Brazilian National Institute of Industrial Property to allow the remittance by Mirror of amounts due hereunder to Nortel for any such Nortel Services. In the event of any conflict between the provisions of this Agreement and any provision in the Technical Services Agreement, the provisions of this Agreement shall prevail.

                                    ARTICLE V
              ORDER, DELIVERY, TITLE PASSAGE AND IMPORT PROCEDURES

     Section 5.1 Order Procedures.

         (a) Schedule 5.1(a) sets forth the procedure agreed to by the Parties for the purchases to be made under this Agreement.

         (b) In the event of any inconsistency between the terms and conditions contained in this Agreement and the terms and conditions of any Order Document or other written agreement executed by the Parties, the terms of this Agreement shall prevail unless such Order Document or other written agreement expressly purports to modify such terms.

         (c) Except as otherwise provided for in Sections 2.4 and 4.3 - 4.6, only an Order Document duly executed by Mirror and accepted by Nortel as provided in this Article V shall constitute a firm commitment to purchase on the part of Mirror and a firm commitment to supply or provide the subject Equipment or Services on the part of Nortel.

     Section 5.2 Delivery of Certain Equipment.

         (a) Nortel shall ensure that the RSS Equipment and other Nortel Equipment or Scope Equipment being supplied hereunder, the installation of which is not included within Nortel's responsibilities hereunder ("MIRROR-INSTALLED EQUIPMENT"), is suitably packed and shall take measures to protect the Mirror-Installed Equipment from moisture, rain, rust, corrosion and shock according to the different shapes, special features, characteristics and requirements of such Mirror-Installed Equipment. Nortel shall pack, mark and ship all Mirror-Installed Equipment in accordance with any and all common carrier requirements. Mirror may reject any Delivery of Mirror-Installed Equipment that does not conform to the terms of this Agreement or the applicable Order Document.

         (b) All of the RSS Equipment shall be shipped in complete sets, as identified in Schedule 7.3(a), together with any Tools and material for installation. No payment shall be made by Mirror for RSS Equipment not sent in complete sets unless Delivery of incomplete sets has been agreed to by the Parties.

         (c) Unless otherwise specified in the applicable Order Document, Mirror-Installed Equipment shall be Delivered to Mirror's Warehouse.

     Section 5.3 Title Passage and Risk of Loss of Equipment.

         (a) Subject to Mirror's right to reject any Nortel Equipment or Scope Equipment that does not conform to the Specifications, title to and risk of Loss of the Nortel Equipment or Scope Equipment, as the case may be (other than the Mirror-Installed Equipment), shall pass to Mirror upon the earlier of (i) Provisional Acceptance and (ii) 120 days from the date of shipment (in the case of Equipment other than Imported Equipment) or customs clearance (in the case of Imported Equipment), as the case may be.

         (b) Title to and risk of Loss of the Mirror-Installed Equipment shall pass to Mirror upon Delivery.

         (c) Title to Nortel's intellectual property, including, without limitation, Software, patents, copyrights, trademarks and tradenames, shall not be conveyed to Mirror at any time.

         (d) Nortel shall indemnify, defend and hold harmless Mirror from and against any Loss that occurs with respect to any Nortel Equipment or Scope Equipment prior to the passage of the risk of Loss, as provided in this Section 5.3.

     Section 5.4 Import Procedures for [***].

         (a) [***] Nortel shall be solely responsible for and shall provide all administrative, logistic, compliance, customs clearance and other support services related to [***] other than any required signatures of, and delegation of powers by, Mirror and the physical payment of applicable import duties and taxes.

         (b) Nortel shall take all reasonable steps to [***] through appropriate equipment configuration and other such measures.

                                   ARTICLE VI
                                  TIME SCHEDULE

     Section 6.1 Perform to Schedule.

         (a) The Parties shall adhere to the schedule of milestones set forth in
Schedule 6.1 or to any amendment or replacement thereof as well as to the schedule of milestones set forth in each Order Document (each, as applicable, the "TIME SCHEDULE") for performance of their respective responsibilities set forth in the Responsibility Matrix and shall use reasonable best efforts to minimize all delays. In no event shall the date for any Commercial Launch specified on the version of the Time Schedule attached hereto as Schedule 6.1 be changed in any version/revision of the Time Schedule accompanying any Order Document without the consent of both Parties. Notwithstanding the foregoing, Nortel shall not be in breach of its obligations with respect to any milestone on the Time Schedule nor be responsible for any delays or damages to the extent that such delays or damages arise solely from the exercise by Mirror of any discretionary right under this Agreement (other than as provided in Section 9.3(h)) in a manner that directly and unduly impedes, prevents or burdens Nortel's ability to conform to the Time Schedule. In the event that Mirror's

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

exercise of such rights unduly impedes, prevents, or burdens Nortel's ability to conform to the Time Schedule, then the time of performance of any of Nortel's obligations hereunder, including the obligation to meet each of the milestones under the Time Schedule, shall be extended by the actual time of delay caused by such event, unless the Parties otherwise agree. [***]

         (b) The Time Schedule (which, unless otherwise agreed, shall be created using "Microsoft Project" software) will indicate the relevant time periods for the engineering, manufacture, shipment, Delivery and receipt of the Equipment and the provision of the Installation, testing, Commissioning, Provisional Acceptance, Final Acceptance and all other Services.

     Section 6.2 Time Is of the Essence. Nortel specifically acknowledges and agrees that time is of the essence in the performance of all of Nortel's obligations set forth in this Agreement.

     Section 6.3 Anticipated Delays. Each Party shall immediately notify the other of any anticipated delay in the performance of its obligations under this Agreement from the date specified in the Time Schedule; provided that such notification shall not relieve such Party of any of its obligations under this Agreement except as otherwise specifically provided herein.

     Section 6.4 Progress Report. Nortel shall provide Mirror, on a periodic basis as agreed by the Parties, a written report (in hard and electronic format) showing the scheduled progress versus actual progress, giving the details of work completed in relation to the Time Schedule. Such report shall also include a detailed explanation of any delays and a detailed projection of when the work shall be completed. In the event that both Parties have agreed in writing to changes in the Time Schedule, Nortel shall provide an updated Time Schedule to Mirror reflecting such agreement.

     Section 6.5 No Release upon Payment of Liquidated Damages. The payments of Liquidated Damages for not achieving Provisional Acceptance or any other milestones on time shall not release Nortel from the responsibility to continue the Delivery of the Equipment, the completion of the Services, and its other obligations under this Agreement.

                                   ARTICLE VII
                            PRICES AND PAYMENT TERMS

     Section 7.1 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

     Section 7.2 Import Duties; Taxes.

         (a) [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

         (d) The Parties shall cooperate to structure the purchases of Equipment and Services hereunder in a manner that is most tax efficient for both Parties.

     Section 7.3 Prices.

         (a) The prices charged by Nortel under this Agreement for Equipment and Services shall be as specified in Schedule 7.3(a) [***]

         (b) If the Parties are unable to agree as to Nortel's compliance [***] then such issue shall be determined pursuant to Section 22.4.

         (c) The prices set forth in Schedule 7.3(a) (other than in respect of Imported Equipment) are quoted, and shall be invoiced and paid, in Reais. Such prices are quoted as of the Effective Date. To maintain the economic and financial balance of the Agreement, such prices shall be adjusted as follows:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

---------------------          -------------------------------------------------
     DESCRIPTION               ADJUSTMENT CRITERIA
---------------------          -------------------------------------------------
Equipment (other than              Adjustment by application to the price of the
Imported Equipment)            [***] every twelve (12) months from the
                               Effective Date or at shorter intervals if
                               applicable Laws so permit.
---------------------          -------------------------------------------------
Services                           Adjustment by application to the price of the
                               [***] to be applied to prices every twelve (12)
                               months from the Effective Date or at shorter
                               intervals, if applicable Laws so permit.
---------------------          -------------------------------------------------

         (d) The prices set forth in Schedule 7.3(a) applicable to Imported Equipment are quoted, and shall be invoiced and paid, in [***] and shall not be subject to adjustment for inflation or currency fluctuations.

         (e) Schedule 7.3(a) sets forth a mechanism under which Mirror may earn credits ("VOLUME CREDITS") applicable to the purchase of Nortel Equipment based on the [***]

         (f) [***]

     Section 7.4 Price Basis.

         (a) The prices set forth on Schedule 7.3(a) for Imported Equipment shall be Carriage Paid to the Sites, as defined in the ICC Incoterms 1990 [***].

         (b) The prices set forth on Schedule 7.3(a) for all Equipment other than Imported Equipment shall be on the basis of Carriage and Insurance Paid to the applicable Sites, as defined in the ICC Incoterms 1990 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

         (c) In the event of any conflict between the terms of this Agreement and the assignment of responsibilities and liabilities between the Parties pursuant to Incoterms 1990, the express terms of this Agreement shall prevail.

     Section 7.5 Invoices.

         (a) Mirror shall have no obligation to pay Nortel for any amounts under this Agreement, unless such amounts are expressly authorized by this Agreement or an Order Document and Mirror has received an invoice for such charges.

         (b) Nortel shall invoice Mirror for amounts due in accordance with the schedule set forth in Section 7.6(a). Invoices, together with all supporting documentation, must be received by Mirror within five (5) days of the date of invoicing. If Mirror has not received any invoice within such five (5) day period, Nortel shall reissue the invoice in question dated as of the date of such reissuance. Notwithstanding the foregoing, no invoice shall be required to be issued in respect of payments of interest due in accordance with Section 7.6(f)(iv).

         (c) Each invoice rendered under this Agreement shall refer to the Order Document number and identify the specific payment event in compliance with this
Article VII, the amounts due and applicable taxes. Each invoice shall be sent to the billing address identified in the relevant Order Document. No term or condition of any such invoice inconsistent with this Agreement shall be binding upon Mirror, unless such term or condition has been expressly agreed upon by Mirror in compliance with Section 5.1 and Section 24.11.

         (d) Invoices shall be denominated [***]

     Section 7.6 Payment Terms.

         (a) Payment Schedule.

             (i) Mirror shall pay Nortel for Equipment and Services provided hereunder in respect of SSA Purchase Orders for the engineering, furnishing, Installation and Commissioning of the Switch and/or first Cell Sites in any SSA (the "INITIAL BUILD") of each Switch Service Area and for Order Documents other than in respect of the Initial Build of a Switch Service Area or for a System ("OTHER PURCHASE") in accordance with the following schedule:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

------------------------------------------              --------------------------------   -------------------
             PAYMENT MILESTONE                          PERCENTAGE FOR INITIAL BUILD OF       PERCENTAGE FOR
                                                        SSAS OTHER THAN RIO DE JANEIRO &     INITIAL BUILD OF
                                                          BELO HORIZONTE AND FOR OTHER       RIO DE JANEIRO &
                                                                   PURCHASES               BELO HORIZONTE SSAs
------------------------------------------              --------------------------------   -------------------
Acceptance by Nortel of SSA Purchase Order                           [***]                        [***]
or Other Purchase
------------------------------------------              --------------------------------   -------------------
Provisional Acceptance                                               [***]                        [***]
------------------------------------------              --------------------------------   -------------------
Commercial Launch                                                    [***]                        [***]
------------------------------------------              --------------------------------   -------------------
Final Acceptance                                                     [***]                        [***]
------------------------------------------              --------------------------------   -------------------
TOTAL                                                                [***]                        [***]
------------------------------------------              --------------------------------   -------------------

             (ii) Mirror shall pay Nortel for Mirror-Installed Equipment provided hereunder [***] of such Mirror-Installed Equipment.

             (iii) Mirror shall pay Nortel for training provided by Nortel pursuant to Section 9.3(d) [***] upon the completion of the Course in question or delivery of the training materials, as the case may be.

             (iv) With respect to an SSA Purchase Order, in the event that Mirror elects to permit Partial Provisional Acceptance or Partial Commercial Launch, the payment otherwise applicable upon Provisional Acceptance or Commercial Launch, as the case may be, in the table set forth at Section 7.6(a)(i) shall be [***].

             [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                      [***]

         (b) Payment Due Date. All payments to be made by Mirror to Nortel under the terms of this Agreement shall be due and payable within the thirty (30) days immediately following the date of the invoice (except that in the event the thirtieth day does not fall on a Business Day,

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

then payment shall be due on the next Business Day following such date), unless a different payment due date is required in order to accommodate drawing conditions of the Financing Facility (including conditions relating to required minimum draw amounts).

         (c) Late Payments. In the event that Mirror does not make payment on invoices within the time prescribed in Section 7.6(b), Mirror shall pay interest on the outstanding balance of the relevant invoice(s), at a rate of [***] per annum (the "INTEREST RATE") from the day on which payment was due to the day on which it is made, plus, in the case of principal amounts due in Brazilian Reais, a [***] late payment fee.

         (d) Modality of Payments. Payments shall be made by check, bank draft or acceptable electronic transfer of funds to the accounts, or in compliance with instructions, that Nortel shall specify on each invoice, or in accordance with any applicable payment mechanism provided for in the Financing Facility, or as otherwise mutually agreed by the Parties.

         (e) Imported Equipment. With respect to Imported Equipment, Nortel covenants that no payment by Mirror to Nortel shall be required, due or payable (other than any amounts due on submission of the relevant Order Document) prior to the dates corresponding to the payment milestones established in Section 7.6(a) and that all invoices shall reflect such requirement.

         (f) [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   [***]

     Section 7.7 Calculation of Interest. Interest applicable to any amount payable hereunder shall be calculated for the actual number of days elapsed on the basis of a year consisting of three hundred and sixty (360) days.

     Section 7.8 Payment Disputes.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         (a) In the event that Mirror disputes all or part of any invoice, Mirror shall deliver to Nortel a notice specifying the basis for the dispute. Mirror shall pay the undisputed amount of such invoice pursuant to Section 7.6(b) and Section 7.6(d) but may withhold the disputed amount pending resolution of such dispute.

         (b) If the Parties are able to resolve the dispute within twenty (20) Business Days of the receipt by Nortel of the notice specified in Section 7.8(a), any amount owing to Nortel or to Mirror shall be reflected as a charge or a credit, as the case may be, adjusted by the late payment charges set forth in Section 7.6(c) on the next invoice (unless the dispute is with respect to amounts set forth on the final invoice, in which case the Party owing any amounts shall pay such amounts within five (5) Business Days of the resolution of the dispute).

         (c) If the Parties are unable to resolve the dispute within twenty (20) Business Days of the receipt by Nortel of the notice specified in Section 7.8(a), the dispute shall be resolved as provided in Article XXII.

         (d) Within fifteen (15) Business Days of the resolution of a payment dispute pursuant to Article XXII, (i) Mirror shall pay any amounts determined to be owing by it, together with interest accrued at the Interest Rate (calculated pro rata on a daily basis) from the date on which such payment was due pursuant to Section 7.6(b) until paid in full; and (ii) Nortel shall refund to Mirror any amounts determined to have been overpaid, if applicable, together with interest accrued at the Interest Rate (calculated pro rata on a daily basis) from the date that such overpayment was made until repaid in full to Mirror.

     Section 7.9 Financing.

         (a) Nortel shall, subject to the provisions of Sections 3.2 and 3.3, provide vendor debt financing for the Equipment and Services supplied to Mirror under this Agreement on competitive market terms [***] Financing will be provided on the terms set out in the Term Sheet.

         (b) Except as otherwise provided in Section 7.6(f), it shall be a condition precedent to Mirror's obligations to pay any amounts to Nortel and Nortel's obligation to provide Equipment and Services under this Agreement that the Parties execute the Financing Agreement on the terms and conditions set forth in the Term Sheet, unless otherwise agreed.

     Section 7.10 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  ARTICLE VIII
             SUPPLY AGREEMENT ADMINISTRATION AND PROJECT MANAGEMENT

     Section 8.1 Project Management.

         (a) Project Management Services. Nortel shall perform the Project Management Services specified on Schedule 8.1(a).

         (b) Nortel's Project Manager. Nortel shall, during the Term, appoint a manager for the Project (the "NORTEL PROJECT MANAGER") to coordinate Nortel's provision of Project Management Services who shall:

             (i)   be fully conversant with the background of the Project;

             (ii) be empowered and have authority to make day to day decisions regarding the Project, while having full control of Nortel's applicable assets and Project personnel in Brazil;

             (iii) maintain and update the Time Schedule and deliver the Time
                   Schedule as revised from time to time to the Mirror Project Manager;

             (iv)  ensure compliance with the Time Schedule;

             (v) maintain the closest possible cooperation with the Mirror Project Manager;

             (vi) reside in Brazil and be available at Project Sites as reasonably requested; and

             (vii) be fluent in English and have a working knowledge of
                   Portuguese.

         (c) Mirror Project Manager. Mirror shall, during the Term of this Agreement, appoint a manager for the Project (the "MIRROR PROJECT MANAGER") to be the liaison with the Nortel Project Manager, who shall:

             (i)   be fully conversant with the background of the Project;

             (ii) be empowered and have authority to make day-to-day decisions regarding the Project and its personnel;

             (iii) ensure compliance with the Time Schedule;

             (iv) maintain the closest possible cooperation with the Nortel Project Manager;

             (v)   be available at Project Sites as reasonably requested; and

             (vi) be fluent in English and have a working knowledge of Portuguese.

         Section 8.2 Progress Review Meeting.

         (a) During the term of implementation of the Network, both the Mirror Project Manager and the Nortel Project Manager shall hold Project review meetings at such intervals to be agreed upon by the Parties to review, monitor and control the progress of the implementation of the Network in all its aspects in conformity with the Specifications and the Time Schedule.

         (b) If Nortel or Mirror, as the case may be, deem it unlikely that it will be able to fulfill all of its obligations on the respective dates set out in the Time Schedule, then such Party shall request a meeting to determine what action is required. The Nortel Project Manager and the Mirror Project Manager shall each have been delegated appropriate authority from Nortel and Mirror, respectively, to develop and execute any action plan required to enable the Parties to fulfill their respective obligations under this Agreement. Any action plan implemented pursuant to the terms hereof shall be without prejudice to any right or remedy Mirror or Nortel may have under this Agreement.

         (c) Minutes of the meetings contemplated by this Section 8.2 shall be kept in English or Portuguese as mutually agreed by the Parties.

     Section 8.3 Agreement Administration by Mirror. The Mirror Project Manager shall be responsible for administering the Agreement and ensuring the necessary coordination with other Mirror departments. He shall be responsible for coordinating the Project implementation between Mirror and Nortel; reviewing and approving all quotations, invoices and inventory of Equipment Delivered; monitoring Time Schedules; issuing Order Documents, monitoring the overall progress of the Project; coordinating with Nortel to conclude agreement on the Acceptance Test Procedures as provided in Section 9.3(a); providing Nortel with clarification on the technical specification requirements; and approving and issuing Change Orders. The Mirror Project Manager's territorial responsibilities shall be for all areas covered by the Agreement. He may designate, as may be required for certain periods of time, project managers for specific Switch Service Areas, regions or Systems and define their administrative, managerial, territorial and authorization responsibilities, which he will communicate in writing to the Nortel Project Manager.

     Section 8.4 Nortel Employees. Mirror may, at any time, cause Nortel to dismiss an employee from the Project if, in Mirror's reasonable judgment, such employee is not performing in a competent, workmanlike and professional manner and in accordance with Mirror's policies governing employee conduct and Prudent Industry Practices. Any delays or costs resulting from the replacement of Nortel's employee shall be borne by Nortel.

                                   ARTICLE IX
                          DIVISION OF RESPONSIBILITIES

     Section 9.1 Joint Responsibilities.

         (a) Responsibility Matrix. Without limiting the generality of any of the provisions of this Agreement, the respective rights and division of responsibilities of Mirror and Nortel are set forth in the Responsibility Matrix attached as Schedule 9.1(a). Mirror shall discharge those responsibilities identified as those of Mirror, including Mirror's portion of responsibilities that are to be jointly performed by Mirror and Nortel. Nortel shall discharge those responsibilities identified as those of Nortel, including Nortel's portion of responsibilities that are to be jointly performed by Nortel and Mirror.

         (b) Punchlist. Both Parties will agree on items and issues to be placed on each Punchlist. Nortel shall in good faith resolve as quickly as possible the items placed on each Punchlist.

     Section 9.2 Mirror Responsibilities.

         (a) Costs. Mirror shall bear the costs of its own legal fees, interconnection facilities, telephone and utility charges and other services and items being supplied by Mirror under this Agreement.

         (b) Engineering Information. Mirror shall:

             (i) Provide to Nortel necessary engineering information reasonably requested by Nortel and in accordance with the Responsibility Matrix and the Time Schedule;

             (ii) Provide, upon reasonable request, System usage information where Mirror's analysis of System requirements has been requested by Nortel or is otherwise required by a specific provision of this Agreement in order for Nortel to discharge its obligations under this Agreement and where the information requested is reasonably necessary for such purposes.

         (c) O&M. Mirror shall assume responsibility for the lawful and proper O&M of the Network.

         (d) Export Controls. Where required by the country of origin of the Equipment, Mirror shall comply with all applicable export Laws with respect to the requirements of which Nortel has advised Mirror in writing. Specifically, but without limitation, where the Equipment is subject to export controls and Nortel has advised Mirror in writing with respect to the requirements of such export controls, Mirror agrees that it will not resell or re-export Equipment or technical data in any form without obtaining appropriate export or re-export licenses from the applicable exporting country government.

         (e) Permits. Mirror shall be responsible for obtaining all Permits (other than permits specifically required to be obtained by Nortel or any Subcontractor) required for implementation of the Network, including but not limited to, Site building permits, zoning variances and the like from appropriate Authorities. Pursuant to the Responsibility Matrix, Nortel shall provide Mirror with all Permit applications for Permits that Mirror is responsible to obtain pursuant to this Section 9.2(e) on an accurate and timely basis to enable Mirror to submit them to the appropriate Authority.

         (f) Other Obligations. Mirror shall perform all of its other obligations pursuant to this Agreement, including the following:

             (i) allow Nortel's personnel employed in the work reasonable access to the Sites at all times, and to permit the use by such personnel of all routes, roadways and ramps under the control of Mirror when such access and use are necessary for the proper performance of Nortel's obligations hereunder;

             (ii) permit all of Nortel's personnel employed in the work hereunder to use at all times such portions of existing plants or equipment under Mirror's control as are reasonably necessary for the proper completion of such work, as long as such use will not interfere with Mirror's business operations;

             (iii) take reasonable security measures to safeguard all Nortel
                   Equipment and Scope Equipment on Mirror's premises against all damages or Loss caused by Mirror's employees from the Delivery until the date that the risk of Loss of such Equipment transfers to Mirror pursuant to Section 5.3;

             (iv) ensure that Mirror's personnel carrying out activities at the Sites do not interfere with the progress of Nortel's obligations hereunder;

             (v) where applicable, take all necessary actions in accordance with the relevant Responsibility Matrix to ensure that the Sites are ready and available for commencement of Installation;

             (vi) make available a representative to acknowledge receipt of the Equipment; and

             (vii) bear any additional costs, including, without limitation, freight, insurance, storage and taxes, if applicable, relating to a Change Order that requires delivery of Equipment to a Site other than the Site specified in the Order Document to which such Change Order pertains.

     Section 9.3 Nortel Responsibilities. Without limiting any other obligations of Nortel under this Agreement, Nortel shall have the following responsibilities:

         (a) Acceptance Procedure. Nortel shall adhere to the Acceptance procedures, including the Acceptance Test Procedures, each as set forth in
Schedule 9.3(a).

         (b) New Products or Services. Nortel shall make new and upgraded Equipment and Services available to Mirror as and when they become available. Where such new or upgraded Equipment or Services are developed by Nortel, Nortel shall, subject to Section 14.2, negotiate the price [***] and delivery schedule in good faith.

         (c) Retrofits. Nortel shall, with Mirror's prior written consent, provide a retrofit package to permit the Network to comply with [***]


         (d) Training. Nortel shall provide training courses for planning, installation and O&M of Equipment and Services purchased under this Agreement. [***] Course listings, content and schedules are set forth in Schedule 9.3(d).

         (e) Cooperation and Coordination With Other Vendors. Nortel recognizes that Mirror will be developing the Network using vendors in addition to Nortel including, without limitation, Qualcomm. Nortel shall, in engineering and designing the Network and the Systems comprising the Network, cooperate and coordinate its activities with such other vendors such that the Network shall function in a seamless manner without regard to which vendor supplied a particular Equipment or Service.

         (f) Legal and Safety Standards. Nortel is responsible for assuring that proper safety measures are taken to avoid accidents and that all work performed is done in accordance with the relevant health and occupational safety Laws, whether the work is performed by Nortel or its Subcontractors. Nortel shall be responsible, at its own expense, for ensuring that all necessary procedures are in place and supervision is provided to ensure the safety of all persons who may at any time or for whatever reason be present on any of the Sites as part of Nortel's provision of the Services, including, without limitation, the Installation Services.

         (g) Site Security. Up to Commercial Launch, Nortel shall ensure the security of the Sites in a manner consistent with Mirror's security requirements by providing security Services at the prices set forth in Schedule 7.3(a) and shall ensure that entry to such Sites is properly monitored and only authorized persons are permitted to enter and remain on any of such Sites. Nortel shall allow Mirror or any person authorized by Mirror to inspect any Site at any time while Nortel is providing Services on the Site.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         (h) Inspection. Mirror and its employees, agents and representatives shall at all times have the right to inspect the performance by Nortel of the design, engineering, construction, Installation, testing and Acceptance, whether in the process of being prepared or executed. If, in Mirror's reasonable judgment, the work does not conform to the terms of this Agreement, the Specifications and all applicable Laws, Mirror shall have the right to order the suspension of such work; provided that Mirror's exercise of such right shall not be deemed to be an "exercise by Mirror of any discretionary right under this Agreement" giving rise to an extension of the Time Schedule under Section 6.1(a).

         (i) Operation and Maintenance Support. Nortel, [***], shall allocate a total of [***] of support Services by qualified technical personnel to be used by Mirror to support the Network (including all Switch Service Areas) during the [***] of operation, commencing on the Soft Launch of the first Switch Service Area (or, if there is no Soft Launch, on Provisional Acceptance of such Switch Service Area), with the actual utilization of such support resources to be determined by agreement of the Parties. The personnel [***] to provide such support Services shall include (A) O&M switch specialists and (B) qualified O&M cell sites and transmission specialists. [***]

         (j) Tools and Test Equipment. Unless otherwise specifically provided in this Agreement, Nortel shall provide all tools and testing equipment (the "TOOLS") required for the implementation of the Network under this Agreement. Unless otherwise specifically provided in this Agreement, Nortel shall provide and pay for all materials, labor, Tools, Equipment, transportation and other facilities necessary for the performance and completion of the Project. Nortel shall pay all charges for any special handling of the Equipment. All Tools used during the implementation of the Network that (i) have been purchased and paid for by Mirror as specified on an Order Document, and (ii) have been purchased by Nortel specifically for use in implementing the Project and for which Nortel has included the full, undepreciated or unamortized cost in the amounts being charged to Mirror pursuant to this Agreement, shall become the property of Mirror at the earlier of Commercial Launch or Final Acceptance.

         (k) [***]

         (l) Nortel Responsible for Incorrect Delivery; Excess Items. If any Nortel Equipment or Scope Equipment is delivered to a point other than the one set forth in an Order Document, any additional expenses incurred in Delivery of such Equipment to the correct point of delivery and the risk of transportation shall be borne by Nortel. Nortel is also responsible for items delivered in excess of those required in the relevant Order Document or any excess installation material.

         (m) Advertising. Nortel shall assist Mirror in its advertising and promotion efforts and shall cooperate with Mirror to establish joint advertising and promotion programs.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.
                                       34

         (n) Acceptance of Sites. Nortel shall use its best efforts to approve or disapprove of any candidate location for construction of a Cell Site at the time of the site visit to such location, or within one (1) Business Day thereafter.

         (o) [***]

     Section 9.4 [***]


                                    ARTICLE X
                      INDEMNIFICATION, DAMAGES, AND DELAYS

     Section 10.1 General Indemnity (Mirror).

         (a) General. Nortel shall indemnify, defend and hold harmless Mirror and its directors, officers, representatives, agents, servants, Subcontractors, employees, successors and permitted assigns (collectively, "MIRROR INDEMNIFIED PERSONS") from any and all Losses (including damage to property owned by third parties) arising out of or in connection with this Agreement to the extent such damages were caused by the breach of this Agreement by Nortel or the negligent acts or omissions, willful misconduct or strict liability of Nortel or any Nortel Representative.

         (b) Personal Injury (Mirror). Nortel shall indemnify, defend and hold harmless the Mirror Indemnified Persons from any and all Losses on account of death or personal injury (whether to Mirror Indemnified Persons or to third parties) arising out of or in connection with this Agreement to the extent that such injury or death was caused by the negligent acts or omissions, willful misconduct or strict liability of Nortel or any Nortel Representative.

         (c) Claims. In any claim for indemnification brought pursuant to this
Agreement:

             (i) The Mirror Indemnified Persons shall promptly notify Nortel upon (A) receipt of notice of the commencement of a claim by a third party for which indemnification is sought pursuant to this Agreement, (B) becoming aware of a claim (other than one covered by clause A, hereof) or facts supporting the likelihood of a Loss, in each case eligible for indemnification pursuant to this Agreement or (C) the occurrence of any material event or change with respect to an ongoing claim, in writing.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             (ii) In case any such claim is brought against any Mirror Indemnified Person, and it notifies Nortel of the commencement thereof, or in respect of any ongoing action, Nortel will be entitled to participate therein and to assume the defense thereof. Subsequent to such assumption of defense, Nortel shall not be liable to the Mirror Indemnified Person for any legal or other expenses subsequently incurred by the Mirror Indemnified Person, other than the reasonable expenses of monitoring such defense, and shall control the defense of such claim unless the Mirror Indemnified Person reasonably believes there to be a conflict between its interests and those of Nortel, in which case the Mirror Indemnified Person may employ its own counsel for such defense and the reasonable costs of such counsel as well as other costs reasonably incurred in such defense shall be borne by Nortel. Whether or not Nortel shall have assumed the defense of a claim for which the Mirror Indemnified Person is entitled to be indemnified, the Mirror Indemnified Person shall not admit any liability with respect to, settle, compromise or discharge such claim without the prior written consent of Nortel, which consent shall not unreasonably be withheld, conditioned or delayed.

             (iii) The Mirror Indemnified Person shall, at Nortel's expense, cooperate and consult with Nortel in the defense of such claim and shall, upon request, provide all reasonable information and assistance for defense against any such suit, claim or demand.

     Section 10.2 Infringement Indemnity.

         (a) Defense Against Infringement Claims. In any claim, action, suit or legal arbitration, mediation or other proceedings, Nortel, at Nortel's expense, shall indemnify, defend and hold harmless Mirror, its directors, officers, agents, employees, successors and permitted assigns, against any claim that Nortel's Equipment, including Software, and Services supplied hereunder (collectively, the "INDEMNIFIED EQUIPMENT") infringes any patent or copyright, trademark, trade secret or other tangible or intangible property right, whether Brazilian or foreign (collectively, "PROPRIETARY RIGHTS") by reason of Mirror's use of such Proprietary Rights in furnishing telecommunication services in accordance with the Specifications. Nortel shall reimburse Mirror its actual reasonable costs for personnel (including legal counsel and experts) and resources engaged in providing information or assistance requested by Nortel or in defending such claim, action, suit, legal arbitration, mediation or other proceeding. Nortel shall indemnify, defend and hold harmless Mirror, its officers, agents, employees, Subcontractors, successors and permitted assigns against any and all Losses on account of such alleged infringement or violation.

         (b) Nortel to Act. If Mirror's use of the Indemnified Equipment is enjoined, Nortel shall, at its expense, either procure the right for Mirror to continue using such Indemnified Equipment or replace or modify the Indemnified Equipment so that such Indemnified Equipment becomes non-infringing, whichever can be accomplished more quickly. If none of the foregoing options is possible, Nortel will remove the enjoined Indemnified Equipment and refund to Mirror any amounts paid to Nortel, less a reasonable charge for any actual period of use by Mirror. Should the Indemnified Equipment so removed be a component of the Network and such removal causes the Network not to meet the [***] or any other of the Specifications, then Nortel shall be liable for restoring the Indemnified Equipment to the [***] or other such Specification and for all Losses caused to Mirror resulting from such removal.

         (c) Information Supplied by Mirror. Nortel shall have no liability for any claim of infringement of any Proprietary Rights to the extent that such claim (i) arises directly and wholly from adherence to Specifications, designs, drawings or instructions furnished by Mirror; (ii) arises from adherence to instructions to apply Mirror's trademark, trade name or other company identification; (iii) resides in non-Nortel Equipment or Scope Equipment that is furnished by Mirror to Nortel for use under this Agreement or (iv) relates to uses of Indemnified Equipment provided by Nortel in combination with other Indemnified Equipment furnished either by Nortel or other Persons, which combination was not Installed, recommended or otherwise approved by Nortel.

     Section 10.3 [***]

     Section 10.4 Failure to Meet Time Schedule (Liquidated Damages).

         (a) With respect to Equipment and Services for the Initial Build of the first and second Switch Service Areas (Rio de Janeiro and Belo Horizonte):

             (i) In the event that, at the sole discretion of Mirror, Commercial Launch with respect to the Initial Build of the first or second Switch Service Areas occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Nortel including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror Liquidated Damages [***] equal to [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the first or second Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Nortel, including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror Liquidated Damages [***] equal to [***]

         (b) With respect to Equipment and Services for the Initial Build of the third and fourth Switch Service Areas (Recife and Fortaleza):

             (i) In the event that, at the sole discretion of Mirror, Commercial Launch with respect to the Initial Build of the third or fourth Switch Service Area occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Nortel including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror Liquidated Damages [***] equal to [***]

             (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the third or fourth Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Nortel, including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror liquidated damages [***] equal to [***]

         (c) With respect to Equipment and Services for the Initial Build of the fifth and sixth Switch Service Areas (Salvador and Vitoria):

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             (i) In the event that, at the sole discretion of Mirror, Commercial Launch with respect to the Initial Build of the fifth or sixth Switch Service Area occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Nortel including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror liquidated damages [***] equal to [***]

             (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the fifth or sixth Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Nortel, including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror liquidated damages [***] equal to [***]

         (d) With respect to Equipment and Services other than for the Initial Build of the first six (6) Switch Service Areas:

             (i) In the event that, at the sole discretion of Mirror, Commercial Launch with respect to any Equipment or Services purchased under any Order Document other than for the Initial Build of the first six (6) Switch Service Areas, occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Nortel including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror liquidated damages [***] equal to [***]

             (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising any Order Document other than for the Initial Build of the first six (6) Switch Service Areas, and (B) the failure of the other portion of the Equipment

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   and Services to be ready for Commercial Launch is due to actions directly attributable to Nortel, including, without limitation, Nortel's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Nortel shall pay to Mirror liquidated damages [***] equal to [***]

         (e) At Mirror's option, Nortel may satisfy any and all penalties due for failure to meet the milestones set forth in the Time Schedule for Acceptance and/or Commercial Launch in the form of [***]

         (f) The liquidated damages specified in Section 10.4(a) through (d) (the "LIQUIDATED DAMAGES") shall not be applicable to the extent that actions or omissions of Mirror were the direct cause of the delays described in Section 10.4(a) through (d) ("MIRROR DELAYS"). In the event of Mirror Delays, the dates set forth in the Time Schedule for Nortel's performance shall be adjusted to reflect such Mirror Delays. The extent of adjustment shall be [***] as agreed between Mirror and Nortel, and the adjustment shall be based on a review of the relevant Nortel critical path development and deployment plans (i.e., planning, evaluation and review technical/critical path method ("PERT/CPM") chart). Where additional expenses are incurred by Nortel in making up for a Mirror Delay, Nortel and Mirror shall agree on equitable adjustment in Nortel's prices to compensate for such additional expenses.

         (g) The Parties hereby acknowledge and agree that the actual damages that would be incurred by Mirror in the event of a failure to comply with the Time Schedule by Nortel would be difficult to calculate and that the Liquidated Damages provided for in this Agreement are fair and reasonable under the circumstances.

     Section 10.5 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   ARTICLE XI
                                QUALITY ASSURANCE

     Section 11.1 Quality Assurance.

         (a) Without restricting the generality of the provisions of Section 9.3 and Article XIII, it is understood and agreed that Nortel has sole responsibility for the quality of the Equipment and Services supplied or provided hereunder.

         (b) Nortel shall deliver the Equipment and provide the Services to Mirror in accordance with the terms and conditions of this Agreement diligently and by competent and professional personnel.

         (c) Nortel shall maintain a quality assurance program that is adequate to ensure a consistent level of quality in the Equipment and Services supplied under this Agreement and to ensure that the Equipment and Services conform to all applicable Laws, professional requirements and the Specifications.

         (d) Mirror reserves the right to conduct [***] quality assessments, inspections or tests on the Equipment and Services in accordance with a sampling plan jointly developed by the Parties, prior to shipment, at Nortel's premises. If Mirror elects to exercise such rights, then Nortel shall, prior to shipment, advise Mirror when the Equipment or Services are available for audit or testing at Nortel's premises. Nortel shall make space available for Mirror's personnel to carry out the audit or testing, and provide full cooperation to Mirror's personnel.

         (e) In the event that any Equipment or any Service provided hereunder by Nortel fails to meet the requirements of the Specifications, Nortel shall, subject to the applicable warranty provisions contained herein, promptly replace the Equipment or repair it to conform to the Specifications. If the Equipment is inspected on Site, the Parties will jointly determine the appropriate action required in respect of any Equipment that does not satisfy the requirements of the Specifications.

         (f) Nortel also agrees to provide to Mirror, upon reasonable request, quality program data information such as improvement program data, inspection data, statistical process control information, test results. [***] pertaining to the Equipment and Services supplied under the terms of this Agreement.

         (g) Mirror's quality assurance assessment or inspections shall not constitute a waiver or renunciation of any rights and remedies granted to Mirror pursuant to this Agreement and shall not excuse Nortel from compliance with all provisions of this Agreement.

                                   ARTICLE XII
                              ENVIRONMENTAL POLICY

     Section 12.1 Environment; Environmental Policy. Nortel assures Mirror that it has a written business policy that addresses environmental protection and preservation issues and the management and disposal of waste products, in each case in a manner that is designed to ensure compliance with applicable Laws relating to environmental protection and to minimize liability under such Laws. Nortel certifies that this written business policy:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         (a) was implemented prior to the signing of this Agreement, remains in effect and is required to be followed by all personnel under Nortel's control;

         (b) was brought to the attention of Nortel's other representatives and subcontractors who have been requested to follow such written business policy;

         (c) states that Nortel will comply with and will cause all Nortel Representatives to comply with Laws respecting the environment; and

         (d) is available to Mirror upon request at any time during the Term.

Each of the Parties agrees that Nortel must seek to comply with and minimize liability under applicable environmental Laws at all times during the Term. Nortel shall indemnify, defend and hold the Mirror Indemnified Persons harmless from any Losses arising out of or related to a breach by Nortel of the terms of this Section 12.1.

                                  ARTICLE XIII
                                   WARRANTIES

     Section 13.1 Hardware Warranty. Notwithstanding the Acceptance of any Equipment, Nortel warrants to Mirror that:

         (a) New Equipment. All the Hardware supplied by Nortel under this Agreement shall be new and unused (except for testing required pursuant to this Agreement).

         (b) Nortel Equipment. For the period of [***] commencing on the earlier of Final Acceptance or Commercial Launch of the portion of the Network containing such Hardware (the "HARDWARE WARRANTY PERIOD"), all Nortel Equipment (other than the Stand-Alone OEM Equipment) shall be free from defects in design, material and workmanship, and will conform to the Specifications (the "HARDWARE WARRANTY"). Notwithstanding the foregoing, the Hardware Warranty Period applicable to RSS Equipment shall be [***] from Delivery of such RSS Equipment. The warranty period for any Equipment or part thereof repaired or provided as a replacement under this Hardware Warranty is [***] or the unexpired term of the Hardware Warranty Period applicable to the repaired or replaced Equipment or part, whichever is longer.

         (c) Scope Equipment. Nortel hereby assigns to Mirror the warranties given to Nortel by the vendor of all Scope Equipment, and such warranties will remain in force for a term of at least [***] from the earlier of Final Acceptance or Commercial Launch. If Nortel is prevented from assigning such warranties (or if the applicable warranties are for a shorter period than [***]), then Nortel will fully warrant such Equipment (on the same terms applicable to Hardware) for a period of [***] from the earlier of Final Acceptance or Commercial Launch.

         (d) Stand Alone OEM Equipment. With respect to stand-alone OEM Equipment such as, without limitation, computers, workstations and field test equipment ("STAND-ALONE OEM

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EQUIPMENT"), Nortel will assign to Mirror the warranties given to Nortel by its vendor of such Stand-Alone OEM Equipment. [***]

         (e) Nortel shall use its reasonable best efforts to negotiate to assign the warranties contemplated in Section 13.1(c) and Section 13.1(d).

     Section 13.2 Application Procedures for Hardware Warranty. If, under proper use during the applicable Hardware Warranty Period, a defect or nonconformity is identified in any Hardware supplied by Nortel, Mirror shall notify Nortel of such defect or nonconformity promptly after Mirror discovers such defect or nonconformity and proceed as described in the Warranty Procedures, as set forth in Schedule 13.2. Upon receipt of notification from Mirror of such defect or nonconformity during the Hardware Warranty Period, Nortel shall take the following actions:

         (a) Nortel, at its option, shall promptly repair or replace such Hardware without charge.

         (b) Where Nortel has elected to repair or replace Hardware that has been installed by Nortel and such Hardware cannot, without undue expense or burden, be returned to Nortel, Nortel will promptly repair or replace the Hardware at Mirror's Site.

         (c) If Nortel has elected to repair or replace a defective plug-in component (i.e. a circuit board or similar electronic component that is designed such that, in a rack or assembly of electronic equipment, it may be manually replaced by pulling it from its socket connector and replacing it with a like component for the purposes of maintenance or repair without changing the functionality and/or performance of the overall electronic equipment) (a "PLUG-IN"), Mirror is responsible for removing and reinstalling it. For any Hardware other than Plug-Ins and RSS Equipment, Nortel shall be responsible for removal and reinstallation of the Hardware.

         (d) Hardware returned for repair or replacement will be accepted by Nortel only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Hardware to Nortel shall be borne by Nortel. Nortel shall pay the costs of transportation of the repaired or replaced Hardware to the destination designated by Mirror within the Territory. The reinstallation of the repaired or replacement part, subassembly or unit (other than a Plug-In or RSS Equipment) shall be performed by Nortel under the supervision of Mirror. Mirror shall, upon Nortel's reasonable request, provide any additional information concerning such defect and its occurrence.

         (e) To the extent Nortel makes generally available to its customers a warranty extension program for Hardware, Mirror has the option to participate in such program [***]. Mirror shall give Nortel notice of its decision to purchase any available extension at least ninety (90) days prior to the expiration of the warranty to be extended.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Section 13.3 Software Warranty. Notwithstanding Acceptance of any of the Nortel Equipment, Nortel warrants to Mirror (the "SOFTWARE WARRANTY") that:

         (a) from the Provisional Acceptance thereof, each item of Software will be free from defects that materially affect the use of such Software and will perform in accordance with the Specifications therefor for a period ending [***] from the earlier of Final Acceptance or Commercial Launch (the "SOFTWARE WARRANTY PERIOD");

         (b) with respect to Software from a supplier other than Nortel, Nortel hereby assigns to Mirror the warranties given to Nortel by its supplier of such items and such warranties will remain in effect for a term of at least [***] from the earlier of Final Acceptance or Commercial Launch. [***]

         (c) Subject to the provisions set forth in Section 13.(b), Nortel will repair or replace, whichever can be done most promptly and with the least disruption to Mirror's business, all Software that does not satisfy the requirements of the Software Warranty during the Software Warranty Period.

     Section 13.4 Year 2000 Warranty.

         (a) As part of the Hardware Warranty and the Software Warranty, Nortel represents, warrants and covenants to Mirror that all Equipment provided by Nortel to Mirror hereunder, including without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance releases and the like delivered by or on behalf of Nortel, is "Year 2000 Compliant", as defined herein. "YEAR 2000 COMPLIANT" means that any function of such Equipment containing or calling on a calendar function, including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans prior to, including and following January 1, 2000 and shall correctly recognize and process the date of February 29, and any related data, during leap years. Without limiting the generality of the foregoing, Nortel further represents, warrants and covenants:

             (i) That such Equipment will continue to perform in compliance with all Specifications applicable thereto, without the need for manual intervention, prior to, on, and after January 1, 2000;

             (ii) That such Equipment will not abnormally end or abort or provide invalid or incorrect results as a result of date data, specifically including date data that represents or references different centuries or more than one century; and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

             (iii) That such Equipment has been designed to ensure Year 2000
                   Compliance, including, but not limited to, date data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

         (b) Notwithstanding anything in this Agreement or any Schedule or Exhibit hereto to the contrary, the warranty made in this Section shall extend until December 31, 2001.

     Section 13.5 Warranty for Services. Nortel warrants to Mirror that all Services will be performed in a careful, workmanlike and professional manner and in accordance with the Specifications or any mutually agreed specification for such Services, using material free from defects except where such material is provided by Mirror. If the Services prove to be not so performed and if Mirror notifies Nortel within [***] Nortel, at its expense, will promptly correct any defects and deficiencies. If Nortel is unable to correct such defects and deficiencies, it shall promptly render to Mirror [***]

     Section 13.6 No Trouble Found. If Nortel reasonably determines that Equipment for which the warranty Services are claimed is neither defective nor non-conforming, Mirror shall pay Nortel's reasonably incurred costs of handling, inspecting, testing, and transporting such Equipment, and, if applicable, reasonable travel and related expenses. However, if upon return to service the item fails to operate properly, Mirror and Nortel shall jointly work to determine the cause of such failure and, if it is determined that the failure in fact was the result of a warranted defect or nonconformity in such item, Mirror's obligation to pay such costs shall be extinguished, Mirror shall be reimbursed by Nortel for any costs that Mirror paid to Nortel and Nortel's obligations under the Hardware Warranty and/or the Software Warranty, as the case may be, shall apply.

     Section 13.7 [***]

     Section 13.8 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

     Section 13.9 Support Services Program. Emergency Technical Assistance Services ("ETAS") support for the Equipment shall be provided [***] to Mirror during the Warranty Period. In addition, Nortel shall provide Technical Assistance Services using the personnel specified in Section 9.3(i). The description of Nortel customer and Technical Assistance Services is set forth in
Schedule 13.9.

     Section 13.10 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]

     Section 13.11 [***]

     Section 13.12 [***]

     Section 13.13 Equipment Changes or Substitutions by Nortel. At any time during its performance of this Agreement, Nortel may implement changes in the Equipment identified in Schedule 4.9, modify the drawings and Specifications relating thereto, or substitute Equipment of a similar or more recent design. Nortel shall provide Mirror with advance written notice of any change, modification or substitution including notice of Nortel's intention to change the Equipment price. The notice shall be given at least thirty (30) days in advance of the effective date of the change, modification or substitution. However, notice of ten (10) days will be necessary where the Parties reasonably consider the change as minor, where there is no price change and where items (a) through (g) set forth below are complied with. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

     If each of the foregoing requirements has been met to Mirror's satisfaction, Mirror and Nortel shall agree upon a Change Order in accordance with the Order Procedures. With respect to changes, modifications, and substitutions that do not conform to the foregoing requirements, Nortel shall notify Mirror in writing thirty (30) days prior to their effective dates. In the event that any such change is not desired by Mirror, Mirror shall notify Nortel within thirty (30) days from the date of notice and Nortel shall not furnish any such changed Equipment to Mirror on any orders in process at the time Nortel is so notified. If a change is acceptable to Mirror, such change shall be reflected in a Change Order.

     Section 13.14 Network Expansion and Spares (Continuity of Supply).

         (a) Class A and AC Hardware Changes. Nortel shall provide Class A and Class AC Hardware Changes [***] to Mirror for the life of the Nortel Equipment.

         (b) Network Expansion Availability. For a period of [***] from the expiration of the Term, Nortel shall make available to Mirror standard Nortel Equipment that is compatible with, functionally equivalent to, and will permit normal expansion of, the Network within the parameters defined by the Specifications and under terms and conditions [***] mutually agreed to by Mirror and Nortel. If Nortel discontinues the supply of compatible standard Nortel Equipment during such period of time, then Nortel shall make available to Mirror a commercially reasonable program for migration to Nortel's then-current Nortel Equipment offering similar functionality.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         (c) Discontinued Items. Nothing herein shall bar Nortel from discontinuing individual items of Nortel Equipment. Nortel shall notify Mirror at least [***] before Nortel discontinues accepting orders for an item of Nortel Equipment sold under this Agreement; provided, however, that if Nortel offers Nortel Equipment for sale that is equivalent in form, fit and function to the discontinued Nortel Equipment, the notification period may be shorter than [***] but in no event shorter than [***]

         (d) Spare Parts Availability. Nortel warrants the availability of spare parts or their functional equivalent for the Nortel Equipment for a period of [***] from the expiration of the Term. [***] Should Nortel during the aforementioned period discontinue production of any spare parts, Nortel will give Mirror advance written notice, and will assist Mirror to find suitable replacements, to enable Mirror to place orders for its requirements of spare parts or to enter into any other mutually satisfactory arrangements with Nortel prior to discontinuance of production of such spare parts.

     Section 13.15 Disclaimer of Warranties. For all warranties set forth hereunder, Mirror hereby agrees that Nortel shall not be liable or responsible for any deficiencies to the extent that they result from:

         (a) Nortel's reliance on erroneous material information furnished by Mirror to Nortel;

         (b) reasons of Force Majeure;

         (c) unauthorized material changes, modifications or revisions made by Mirror to the Equipment;

         (d) any failure to meet the [***] materially attributable to Mirror, including, without limitation: (i) Mirror's failure to apply Nortel's explicit plans or instructions for System design, preventative and remedial maintenance, frequency management, parameter adjustments and Cell Site traffic engineering for radio capacity; (ii) Mirror's failure to implement all Nortel-recommended recovery and System stabilization procedures; (iii) Mirror's failure to replace defective circuit packs; (iv) Mirror's failure to follow applicable written instructions of Nortel, where such instructions are capable of reasonable interpretation and are unambiguous; or (v) Mirror's decision not to implement Software patches provided by Nortel promptly upon their availability where such Software patches are made available by Nortel to Mirror free of charge;

         (e) modification, misuse, neglect or abuse of the Equipment, except when made, done or caused by Nortel; improper wiring, repairing, splicing, alteration, installation, storage or maintenance, except when made, done or caused by Nortel or its agents, or any Nortel

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Representative; use in a manner not in accordance with Nortel's written specifications, operating instructions or Software licenses or failure of Mirror to apply previously applicable Nortel modifications and corrections where Mirror received written instructions to do so;

         (f) defects in Equipment neither manufactured nor supplied by Nortel under the terms of this Agreement; and

         (g) In addition, Nortel makes no warranty with respect to Nortel Equipment that has had any serial numbers or month and year of manufacture that were marked on such Equipment as of the date of Provisional Acceptance thereof removed, obliterated or altered, and with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like.

                                   ARTICLE XIV
                                    SOFTWARE

     Section 14.1 Software. Nortel reserves title to the Software supplied by Nortel and grants to Mirror a license on the terms specified in Schedule 14.1 (the "SOFTWARE LICENSE"). Included in this initial load will be the most recent release generally available ("GA") including, but not limited to, the license, the initial Software base load, the embedded Software license, the base Software features and all optional Software features purchased by Mirror that are available on the date that is ninety (90) days prior to the date programmed for Commercial Launch in the Time Schedule. Mirror may assign such license to an Affiliate or to any third Person with Nortel's prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned.

     Section 14.2 Software Patches. Nortel shall provide, at no cost to Mirror, Software patches for Software licensed hereunder to Mirror, as such Software patches become available. Nortel shall grant Mirror a ninety-nine (99) year right to use license for any Software patch.

     Section 14.3 Software Upgrades. Upgrades approved by Nortel for commercial release and associated with base Software loads and new releases associated with base Software loads will be provided [***] from the Commercial Launch of such Nortel Equipment. Mirror shall be responsible for any purchases of additional Hardware and related Services required to permit the installation and operation of Software upgrades and new Software releases. [***]

                                   ARTICLE XV
                                  DOCUMENTATION

     Section 15.1 Documentation to be Provided by Nortel.

         (a) Nortel shall provide its standard Documentation package (as described in Schedule 15.1) [***] to Mirror and as reasonably required for Mirror's personnel who are

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

involved in the planning, Commissioning, Acceptance, Installation, O&M, supervision, and administration of the Network or any System.

         (b) Nortel shall provide [***] one additional full set of Documentation to Mirror upon request.

         (c) Nortel shall make the Documentation available on CD-ROM or as mutually agreed by the Parties. Documentation provided via Nortel's CD-ROM media may be printed and copied to the extent necessary for the O&M of the Equipment to which the Documentation pertains. However, Mirror may not press any copies of CD-ROM discs.

         (d) Nortel shall provide, [***] to Mirror, a copy of its Documentation in both English and Portuguese. During the applicable Warranty Period set forth herein, Nortel shall provide, also at no charge to Mirror, updates for such Documentation. Nortel shall amend or replace the Documentation to reflect any design change.

     Section 15.2 License to Documentation. Mirror is hereby granted a royalty-free, ninety-nine (99) year and non-exclusive license and right to reproduce, translate, modify and use the Documentation provided by Nortel and have it used by its Subcontractors, for purposes relating to the Network. If Mirror modifies or translates the Documentation, Nortel shall not be liable for any errors or omissions in such Documentation arising out of the modification or translation. [***]

     Section 15.3 Proprietary Information. All plans, drawings, designs and specifications submitted by Mirror or on its behalf, are Confidential Information to be protected in accordance with Article XX herein, shall remain the property of Mirror, may be copied only in accordance with Article XX herein and may not be disclosed to third parties by Nortel without Mirror's prior written consent. These materials shall be returned to Mirror promptly upon its request without any copy remaining with Nortel.

     Section 15.4 Documents to Become Property of Mirror. Documentation, including, without limitation, plans, drawings, designs, and specifications supplied by Nortel in connection with the Equipment shall become the property of Mirror, provided, however, that title to Nortel's intellectual property rights shall not be conveyed to Mirror at any time. In addition, such Documentation supplied by Nortel is Confidential Information to be protected by Mirror in accordance with Article XX. Mirror shall have full rights to use the Documentation supplied by Nortel in the course of the normal O&M of the Network.

     Section 15.5 Responsibility for Documents.

         (a) Each Party supplying technical data or documents shall be responsible for the completeness and accuracy of such technical data or documents. If such technical data or documents are not complete or are inaccurate, each Party shall notify the responsible Party and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

thereafter such responsible Party shall promptly complete and/or correct such technical data or documents.

         (b) Nortel shall make available upon reasonable notice, during normal business hours to authorized representatives of Mirror all back-up technical documents relating to the Project.

                                   ARTICLE XVI
                      FORCE MAJEURE AND ACTS OF PROVIDENCE

     Section 16.1 Force Majeure. "FORCE MAJEURE" shall comprise any human event or a combination of human events that neither of the Parties could control, foresee or prevent, and whose occurrence neither of them, their respective agents, employees or Subcontractors acting under its direction, contributed to, which events cause a Party or the Parties to default or delay in performing their obligations under this Agreement. Such Force Majeure events shall include, without limitation, the following:

         (a) acts of a public enemy, war or threat of imminent war (declared or undeclared) occurring in or involving Brazil, revolution, riot, rebellion, insurrection, military or usurped power, state of siege, declaration of a state of emergency or martial law, act of terrorism or sabotage (in each case occurring in or involving Brazil), embargo or blockade, declaration of public calamity;

         (b) politically motivated or otherwise widespread strikes, suspensions, interruptions, work slow-downs or other labor disruptions;

         (c) explosions, chemical or radioactive contamination or ionizing radiation;

         (d) air crashes, objects falling from aircraft, pressure waves caused by aircraft or aerial devices traveling at supersonic speed;

         (e) the expropriation, confiscation, compulsory acquisition, nationalization or seizure of all or any part of Nortel's or Mirror's assets or capital stock by any Government or any Authority; or

         (f) any exercise of sovereign or executive prerogative or similar action by any Authority.

     Section 16.2 Acts of Providence. "ACTS OF PROVIDENCE" shall comprise any natural phenomena that neither of the Parties could control, foresee or prevent and whose occurrence none of them, their respective agents, employees or Subcontractors acting under their direction contributed to, which events cause a Party or Parties to default or delay in performing its or their obligations under this Agreement. Such Acts of Providence include, without limitation, epidemics, meteorites, fire, lightning, earthquake, cyclone, whirlwind, hurricane, earthquake, tempest, unusually severe storm, drought, flood (other than reasonably foreseeable seasonal flooding) or other unusual or extreme adverse weather or environmental condition or action of the elements.

     Section 16.3 Exclusions. The following events shall not be considered events of Force Majeure or Acts of Providence:

         (a) lack of funds;

         (b) inconvertibility of currency; or

         (c) unavailability, late delivery, or changes in cost of Nortel Equipment, materials or spare parts for the Project.

     Section 16.4 Procedure for Calling Force Majeure or Acts of Providence.

         (a) If one Party wishes to claim relief from the performance of its obligations on account of any event or circumstance of Force Majeure or an Act of Providence (hereinafter, the "AFFECTED PARTY"), then the Affected Party shall give notice to the other Party of such event or circumstance as soon as reasonably practicable after becoming aware of such event or circumstance.

         (b) Each notice served by an Affected Party to the other Party pursuant to this Section 16.4 shall specify the event or circumstance of Force Majeure or Act of Providence in respect of which the Affected Party is claiming relief. Noncompliance with the procedure specified herein shall relieve the other Party from accepting the Affected Party's claim until notice is so provided. The Affected Party shall, by reason of any event or circumstance of Force Majeure or Act of Providence in respect of which it has claimed relief under this Section 16.4:

             (i) use its best efforts to mitigate the effects of such Force Majeure or Act of Providence and to remedy any inability to perform its obligations hereunder due to such events as promptly as reasonably practicable; provided that:

                      (1) the Affected Party shall not be obliged to take any
                          steps that would not be in accordance with Prudent Industry Practices or would be beyond its control; and

                      (2) the Affected Party shall not be required to settle any strikes or other labor dispute on terms that are adverse to the Affected Party and not commercially reasonable.

             (ii) furnish weekly reports to the other Party regarding the progress in overcoming the adverse effects of such event of Force Majeure or Act of Providence;

             (iii) afford to the other Party reasonable facilities for obtaining further information about the event or circumstance of Force Majeure or Act of Providence; and

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


             (iv) resume the performance of its obligations under this Agreement immediately after the events of Force Majeure or Acts of Providence are remedied, cease to exist or are deemed to have ended under the following paragraph.

When the Affected Party is able, or would have been able if it had complied with its obligations under this Section 16.4, to resume the performance of all of its obligations under this Agreement affected by the occurrence of an event or circumstance of Force Majeure or Act of Providence, then the period of Force Majeure or Act of Providence relating to such event or circumstance shall be deemed to have ended.

     Section 16.5 Effects of Force Majeure or Acts of Providence.

         (a) An Affected Party shall be relieved from any liability for delays in performance or the non-performance of its obligations under this Agreement or, in the case of Nortel, for failure to manufacture or deliver Equipment or Services where and to the extent that such non-performance is attributable directly to the event of Force Majeure or Act of Providence. If an event of Force Majeure or an Act of Providence causes a delay in the construction or Commissioning of the Network, Nortel shall use its best efforts to resolve and complete the construction of the Network in accordance with the Time Schedule. The Parties shall use their reasonable commercial efforts to revise such Time Schedule to reflect the actual impact on the construction and operational schedules of the event of Force Majeure or Act of Providence.

         (b) If any Force Majeure or Act of Providence occurs and results in a delay or failure in performance, the non-Affected Party may elect to: (i) terminate that part of any Order Document affected by the Force Majeure or Act of Providence as to Equipment not already shipped or Services not already rendered if the Force Majeure or Act of Providence continues for a period of forty five (45) days after notifications; (ii) suspend that part of any Order Document affected by the Force Majeure or Act of Providence for the duration of the Force Majeure or Act of Providence, buy, sell, obtain, or furnish elsewhere Equipment to be bought, sold, obtained, or furnished hereunder, and deduct from any Order Document commitment the quantity bought, sold, obtained, or furnished or for which such commitment has been made elsewhere; or (iii) resume performance of such Order Document once the Force Majeure or Act of Providence ceases with an option for the non-Affected Party to extend the delivery or performance date up to the length of time the Force Majeure or Act of Providence endured. Unless written notice is given within thirty (30) days after such non-Affected Party is provided written notice of the occurrence of a Force Majeure or Act of Providence, option (iii) shall be deemed selected. Nothing contained herein or elsewhere shall impose any obligation on either Party to settle any labor difficulty.

                                  ARTICLE XVII
                         REPRESENTATIONS AND WARRANTIES

     Section 17.1 Representations and Warranties of Nortel. Each of Nortel Networks, Nortel Industria and Nortel Servicos represents and warrants that:

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


         (a) the persons executing this Agreement, and those identified in
Schedule 17.1(a) who are initialing the Schedules on its behalf, have express authority to do so under specific or standing delegation and, in so doing, to bind the each of Nortel Networks, Nortel Industria and Nortel Servicos thereto;

         (b) it is duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of establishment, with full power and authority, as the case may be, to own, lease and operate the assets held or used by it to conduct its business as currently conducted. It has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions provided for hereby have been duly authorized by its governing body, and no other proceeding on the part of such Party is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Nortel Networks, Nortel Industria and Nortel Servicos and constitutes a legal, valid and binding obligation of such Party, enforceable against it in accordance with the terms set forth herein; and

         (c) each of (i) the execution and delivery of this Agreement by such Party and (ii) the consummation of the transactions provided for hereby does not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Memorandum of Association, Articles of Association, Bylaws, Estatutos Sociais or any other document of governance of such Party, (ii) violate, conflict with or result in the breach or termination of, or otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment, or constitute a default, event of default or an event that, with notice, lapse of time, or both, would constitute a default or event of default, under the terms of any material contract to which such Party is a party or is bound, (iii) result in the creation of any material pledges upon any of their respective properties, or (iv) constitute a violation by any such Party of any applicable Law.

     Section 17.2 Representations and Warranties of Mirror. Mirror represents and warrants that:

         (a) the persons executing this Agreement, and those identified in
Schedule 17.1(a) who are initialing the Schedules on its behalf, have express authority to do so under specific or standing delegation, and in so doing, to bind Mirror thereto;

         (b) it is duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of establishment, with full power and authority, as the case may be, to own, lease and operate the assets held or used by it to conduct its business as currently conducted. It has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions provided for hereby have been duly authorized by its governing body, and no other proceeding on the part of such Party is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Mirror and constitutes a legal, valid and binding obligation of such Party, enforceable against it in accordance with the terms set forth herein; and

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


         (c) each of (i) the execution and delivery of this Agreement and (ii) the consummation of the transactions provided for hereby does not and will not
(i) conflict with or violate any provision of the Certificate of Incorporation, Memorandum of Association, Articles of Association, Bylaws, Estatutos Sociais or any other document of governance of Mirror, (ii) violate, conflict with or result in the breach or termination of, or otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment, or constitute a default, event of default or an event that, with notice, lapse of time, or both, would constitute a default or event of default, under the terms of any material contract to which Mirror is a party or is bound, (iii) result in the creation of any material pledges upon its properties, or (iv) constitute a violation by Mirror of any applicable Law.

                                  ARTICLE XVIII
                                    INSURANCE

     Section 18.1 Insurance.

         (a) Nortel agrees to maintain, so long as it supplies Equipment, performs Installation or other Services for any Equipment or has obligations regarding warranties under Article XIII, the following insurance coverage as well as all other insurance required by Law in the jurisdiction where the work is performed:

             (i) Worker's Compensation. Nortel shall at all times during the Term provide workers' compensation and related insurance as required by Law;

             (ii) General Liability. Nortel shall at all times during the Term maintain policies of insurance with a reliable insurance company for comprehensive general liability with a limit of not less than [***] inclusive per occurrence for personal injury, bodily injury, death, automotive liability, third-party liability and property damage. Nortel shall include Mirror as an additional insured and a stated beneficiary on all such policies.

             (iii) Self-Insurance. Nortel shall have the option where permitted by Law to self-insure any or all of the foregoing insurance.

             (iv) Demonstration of Insurance. Within thirty (30) days following the Effective Date and thereafter upon request by Mirror, Nortel shall provide to Mirror proof that it maintains the insurance coverage as required above.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



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


                                   ARTICLE XIX
                             LIMITATION ON LIABILITY

     Section 19.1  Limitation of Liability.

         (a) Scope of Liability. Mirror's exclusive remedies and the entire liability of Nortel and its Affiliates and their employees and agents for any claim, Loss, damage or expense of Mirror or any other entity arising out of the transactions or actions contemplated by this Agreement, or the use or performance of the Network or any Equipment, System or Service, whether in action for or arising out of the breach of contact, tort, including negligence, indemnity, or strict liability shall be as follows:

             (i) For delay and penalties -- the remedies set forth in the relevant section of Article X;

             (ii) For the inadequate performance or non-performance of Equipment or Services or claims that they do not conform to a warranty -- the remedies set forth in the applicable Section of Article XIII;

             (iii) For tangible property damage and personal injury caused by
                   Nortel's negligence or willful misconduct -- the amount of direct damages;

             (iv) For everything other than as set forth above an amount of the direct damages not to exceed the purchase price of the Equipment and Services giving rise to Mirror's claim, including awarded reasonable counsel fees and costs;

             (v) Notwithstanding any other provision of this Agreement, including without limitation the definition of Loss set forth in Section 1.1, neither Party, its Affiliates and its employees and agents shall be liable for any consequential, indirect, moral or exemplary damages incurred by the other Party of any nature whatsoever, including loss of profits or revenues, anticipated savings, loss of data or associated equipment, cost of capital or any other indirect economic Losses. Nortel shall not be responsible for any claim, loss, damage or expense to the extent resulting from Mirror's negligence or willful misconduct.

                                   ARTICLE XX
                                 CONFIDENTIALITY

     Section 20.1  Confidentiality.

         (a) Confidential Information Defined. "CONFIDENTIAL INFORMATION" shall mean such information disclosed by one Party to the other that at the time of disclosure is designated as confidential or proprietary (or like designation), is disclosed in circumstances of confidence or would be understood by the Parties exercising reasonable business judgment to be confidential pursuant to this Agreement and shall include, without limitation, formulas, processes, designs, photographs, plans, samples, Equipment performance reports, subscriber lists, pricing information, studies, findings, inventions, ideas, drawings, schematics, sketches, specifications, parts lists, technical data, data bases, software in any form, flowcharts, algorithms, and other business and

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
technical information. Confidential Information may be communicated orally, in writing, by electronic or magnetic media, by visual observation and by other means. The Party receiving said notification shall, from that time forward treat such information as Confidential Information. Excluded from Confidential Information is that which the recipient had in its possession without confidential limitation prior to disclosure, which is independently known or developed by either Party, which is known or becomes known to the general public without breach of this Agreement, or which is rightfully received from a third Person and without confidential limitation.

         (b) Exchange of Information. From time to time during the performance of this Agreement, the Parties may deem it necessary to provide each other with Confidential Information. The Parties agree:

             (i) Nondisclosure. To maintain the confidentiality of such Confidential Information and not to disclose it to any third Person except as authorized by the original disclosing Party in writing.

             (ii) "Need to Know" Disclosure. To restrict disclosure of Confidential Information only to employees and Authorized Agents who have a "need to know." Such Confidential Information shall be handled with the same degree of care that the receiving Party applies to its own Confidential Information but in no event shall such Confidential Information be treated with less than reasonable care.

             (iii) Precautions. To take all necessary and appropriate
                   precautions to guard the confidentiality of Confidential Information, including informing employees and Authorized Agents who handle such Confidential Information that it is confidential and not to be disclosed to others.

             (iv) Ownership. That Confidential Information is and shall, subject to Section 15.4, at all times remain the property of the disclosing Party. No use of any Confidential Information is permitted except as otherwise provided herein and, except as otherwise provided herein, no license to a Party under any trademark, patent, copyright, mask work or any other intellectual property right, is either granted or implied by the conveying of Confidential Information to such Party.

             (v) Use. To use such Confidential Information only as required for the purposes of this Agreement.

             (vi) Reproduction. That Confidential Information furnished in written, pictorial, magnetic or other tangible form shall not be reproduced or copied, in whole or part, except as reasonably necessary (i) by Nortel for its performance under this Agreement, and (ii) by Mirror for its installation and O&M of Equipment and Services furnished by Nortel under this Agreement; if copied or reproduced shall bear the same

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


                    notices or legends, if any, as the originals and shall, together with any full or partial copies thereof, be returned, destroyed or erased (including any computer memory thereof) when no longer needed for the purposes authorized under this Agreement. The receiving Party shall use reasonable efforts to return, destroy, or erase such tangible Confidential Information (including copies, reproductions or other documents containing Confidential Information within ten (10) Business Days of the disclosing Party's written request.

             (vii) Legal Compulsion. The receiving Party may disclose Confidential Information pursuant to any valid legal or regulatory requirement or order of a court, regulatory agency or other Authority having jurisdiction; provided, that such disclosure shall be as narrowly tailored as possible to comply with such legal or regulatory requirement or order. Upon becoming aware of any such requirement to disclose Confidential Information, the receiving Party immediately shall so notify the disclosing Party of such requirement and of the information that it proposes to provide in compliance with such requirement.

             (viii) Survival. This Article shall continue until termination of this Agreement; provided, however that all obligations hereunder with respect to Confidential Information received prior to such expiration, cancellation or termination of this Agreement shall survive such expiration, cancellation or termination for a period of two (2) years after termination.

         (c) Agreement Disclosure. Except as may be required by, or necessary in order to comply with, applicable Law, neither Nortel nor Mirror shall disclose to any third party the contents of this Agreement, the schedules or any amendments hereto or thereto for a period of two (2) years after the termination of this Agreement without the prior written consent of the other Party, which will not be unreasonably withheld. Nortel, to the extent appropriate, can disclose the content of the Agreement to its Subcontractors, provided such Subcontractors agree in writing to maintain such information confidential. Mirror may disclose this Agreement to banks, financing entities and potential equity investors and their respective advisors with a view to obtaining funds; provided that said banks and financing entities and potential equity investors agree to maintain such information confidential. In addition, Mirror's shareholders may, as and to the extent required by, or necessary to ensure compliance with, applicable laws, including, without limitation, applicable securities laws and regulations, disclose this Agreement to banks, financing entities and potential equity investors and their respective advisors with a view to obtaining funds; provided that said banks and financing entities and potential equity investors agree to maintain such information confidential.

         (d) Third Parties. Except as provided below with respect to Authorized Agents, neither Party shall disclose Confidential Information of the Party hereto to any third Person without such other Party's prior written consent. Any such consent may be conditioned upon execution by

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


the third Person of a nondisclosure agreement in a form satisfactory to the Party whose Confidential Information is being disclosed.

         (e) Authorized Agents. For purposes of this Article XX, the term "AUTHORIZED AGENT" includes an attorney, an expert, a consultant, a Subcontractor, or other third Person, but only to the extent such Party is performing or enforcing (or assisting the receiving Party to perform or enforce) or advising the receiving Party with respect to its rights and obligations under this Agreement, and provided that such third Person is bound by a professional ethical obligation of confidentiality or agrees in writing (a copy of which document will be produced to the disclosing Party at its request) to the same conditions respecting use of Confidential Information contained in this clause and to any reasonable conditions requested by the disclosing Party.

                                   ARTICLE XXI
                         EVENTS OF DEFAULT; TERMINATION

     Section 21.1 Mirror Events of Default. The following events shall be considered events of default ("EVENTS OF DEFAULT") by Mirror under this
Agreement:

         (a) Mirror materially breaches a material obligation under this Agreement, which breach remains uncured thirty (30) days after Mirror has received notice from Nortel identifying such material breach and requesting that such breach be cured;

         (b) Mirror makes a general assignment for the benefit of creditors, or a petition in bankruptcy or under any insolvency law is filed by or against Mirror and such petition is not dismissed within sixty (60) days after it has been filed; and

         (c) ANATEL revokes the License.

     Section 21.2 Remedies for Mirror Event of Default. If Mirror commits an Event of Default that has not been cured within the applicable cure period provided in Section 21.1, Nortel may terminate this Agreement on sixty (60) days notice to Mirror; provided, that if the applicable Event of Default is cured within such sixty (60) day notice period, such notice shall be invalid and this Agreement shall not be terminated on account of such cured Event of Default.

     Section 21.3 Nortel Events of Default. The following events shall be considered Events of Default by Nortel under this Agreement:

         (a) Nortel or any Nortel Representative breaches a material obligation under this Agreement, including, without limitation, [***] to provide vendor financing (Section 7.9), [***] which breach remains uncured thirty (30) days after Nortel has received notice from Mirror identifying such material breach and requesting that such breach be cured;

         (b) Liquidated Damages payable by Nortel at any time pursuant to this Agreement reach [***]; and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



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         (c) Any of Nortel Networks, Nortel Industria or Nortel Servicos makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against Nortel and such petition is not dismissed within sixty (60) days after it has been filed.

     Section 21.4 Remedies for Nortel Events of Default. If Nortel commits an Event of Default that has not been cured within the applicable cure period provided in Section 21.3, if any, Mirror may elect either to:

         (a) [***]
or

         (b) terminate this Agreement [***] on thirty (30) days notice to Nortel; provided, that if all Events of Default are cured within such thirty
(30) day notice period and there are no other outstanding Nortel Events of Default or other defaults under this Agreement, such notice shall be invalid and this Agreement shall not be terminated on account of such cured Event of Default.

     Section 21.5 Effects of Termination on Pre-Existing Rights. Each Party's termination rights shall be without prejudice to the rights or claims it may have hereunder against the other with respect to its performance, nonperformance or breach of obligations hereunder. Any termination of this Agreement shall not affect (i) any right or obligation of any Party arisen prior to termination; and
(ii) the right to use Equipment and Services acquired and paid for under this Agreement, or otherwise exercise the rights granted hereunder provided such rights survive termination of this Agreement pursuant to Section 24.8. In the event termination is due to Nortel Events of Default, at Mirror's option, any orders for Equipment or Services placed with Nortel prior to the effective date of termination shall be completed in accordance with the terms of this Agreement.

                                  ARTICLE XXII
                      GOVERNING LAW; RESOLUTION OF DISPUTES

     Section 22.1 Governing Law. The validity, construction and interpretation of, and the rights and obligations of the Parties pursuant to, this Agreement and any amendment hereto shall be governed by the Laws of Brazil.

     Section 22.2 Disputes. Except as otherwise provided in this Agreement, every dispute, controversy or disagreement of any kind or nature between the Parties arising out of or in connection with this Agreement (each, a "DISPUTE") shall be resolved in accordance with the following provisions of this Article XXII.

     Section 22.3 Executive Resolution.

         (a) Upon the occurrence of a Dispute, either Party may deliver a notice to the other Party (a "DISPUTE NOTICE") requesting that the Dispute be referred to the senior management of the Parties. Any Dispute Notice shall include the names of the senior management of the Party nominated to attempt to resolve the Dispute and a schedule of their availability during the eighteen

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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(18) day period following the date of the delivery of the Dispute Notice. Any
Dispute Notice shall be delivered promptly after the Dispute arises.

         (b) Within three (3) days after receipt of a Dispute Notice, the other Party shall provide a notice to the requesting Party (the "RESPONSE NOTICE") indicating the names of the senior management of such other Party nominated to attempt to resolve the Dispute, and a schedule of their availability during the fifteen (15) day period following the date of the delivery of the Response Notice.

         (c) During the fifteen (15) day period following the delivery of the Response Notice, the nominated members of the senior management of the Parties shall meet as frequently as possible and shall attempt in good faith to resolve the Dispute.

     Section 22.4 Arbitration. In the event that any Dispute has not been resolved within [***] of the delivery of a Response Notice, an arbitral tribunal may be established in accordance with the following provisions:

         (a) The Party wishing to appeal to the arbitral tribunal shall notify the other Party indicating the nature of the Dispute and the name of its appointed arbitrator.

         (b) Within [***] from the date of receipt of the notice referred to in
Section 22.4(a), the other Party shall inform the first Party by written notice of its appointed arbitrator. In the event such appointment is not made, the first Party may request the President of the International Chamber of Commerce to appoint the second arbitrator on behalf of the other Party.

         (c) Within [***] from the date of the appointment referred to in
Section 22.4(b), the appointed arbitrators shall appoint a third arbitrator who shall preside over the proceedings. If an agreement upon the third arbitrator is not reached, such appointment shall be made by the President of the International Chamber of Commerce.

         (d) The arbitration shall be governed by the Rules of Arbitration of the International Chamber of Commerce, except as provided otherwise herein, and the arbitral tribunal shall adopt the substantive Laws of Brazil, without giving effect to any conflict of Laws rules contained therein.

         (e) All proceedings and records of the arbitration shall be conducted and maintained in the English language. All notices, requests, demands and other communications shall be in writing in the English language and shall be delivered pursuant to Section 24.4.

         (f) Any Party may apply to the arbitrators for the privilege of conducting discovery. The right to conduct discovery shall be granted by the arbitrators at their sole discretion with a view to avoiding surprise and providing reasonable access to necessary information or information likely to be presented during the course of the arbitration, without regard to whether or the extent to which such information is confidential.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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         (g) The Parties shall be given the right to cross-examine any witness whose testimony is so admitted.

         (h) No indirect, consequential, incidental, moral or punitive damages shall be sought by or imposed on the Parties (other than as otherwise permitted by this Agreement).

         (i) Any confidentiality covenant established in this Agreement shall apply to the arbitration proceedings.

         (j) The arbitration shall be conducted in the city of Rio de Janeiro, Brazil.

         (k) Within [***] from the date the arbitral tribunal is formed, the arbitrators shall present a detailed arbitral award, which shall be determined based on a majority of votes. Such arbitral award shall detail and quantify the liabilities of the defaulting Party as well as indicate the proportion of the arbitrators' fees and expenses to be borne by each Party and terms for the respective payment. The arbitral award shall, except in the event of fraud or material mistake, be final, without appeal and binding upon the Parties.

         (l) Any judgment on such award must comply with the requirements of enforceability in Brazil and shall be enforced in the same manner as if it were a final judgment from any judicial court of such jurisdiction.

         (m) The Parties agree that either Party may have the need to obtain immediate relief including, without limitation, specific performance and/or injunction from a judicial court. Therefore, the filing for and obtaining of injunctive relief (or another type of remedy that cannot be obtained from an arbitral tribunal under applicable Law) in connection with this Agreement shall be permitted and shall not be considered a breach hereof; provided that such remedy or judicial relief (i) is limited to what is required to prevent imminent damage to a Party and (ii) does not resolve the merits or substance of any such Dispute.

         (n) If, for any reason, the arbitration proceedings or the enforcement of any arbitral award thereunder is ultimately frustrated by any Party and the other Party is unable to obtain appropriate legal remedy to conduct the arbitration proceedings or to enforce the arbitral award against such Party, the injured Party shall not be denied or restricted access to any judicial or extrajudicial forum provided that, in such event, the Parties shall submit any Dispute to the courts of the city of Rio de Janeiro, Brazil.

                                  SECTION XXIII
                                     [***]

     Section 23.1 [***]

     Section 23.2 [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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[***]

                                  ARTICLE XXIV
                                  MISCELLANEOUS

     Section 24.1 Compliance with Law. The Parties shall comply with all applicable Laws. In addition, Nortel acknowledges that it has received and reviewed a copy of the License and shall, in performing its obligations under this Agreement, comply with the requirements therein governing the procurement of Equipment and Services.

     Section 24.2 Publicity and Trademark. Nothing contained in this Agreement shall be construed as conferring any right to use any name, trademark or other designation of either Party hereto, including any abbreviation, or simulation of any of the foregoing, in advertising, publicity or marketing activities. Any publicity, advertising, etc., with regard to this Agreement or the Network that mentions the other Party shall be mutually agreed upon in writing prior to disclosure or dissemination.

     Section 24.3 Assignment.

         (a) This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Except as provided in Sections 24.3(b) and (c), neither Party shall assign or transfer this Agreement without the prior written consent of the other Party.

         (b) Nortel may assign its rights and delegate its duties, obligations and liabilities hereunder to a designated (direct or indirect) subsidiary controlled by Nortel, provided that Nortel remains jointly and severally liable as to the performance of all of its obligations by such subsidiary.

         (c) Mirror may assign its rights and delegate its duties, obligations and liabilities to a designated (direct or indirect) subsidiary of Mirror, provided that Mirror remains jointly and severally liable as to the performance of its obligations by such subsidiary without requiring the consent of Nortel. In addition, upon notice to Nortel, Mirror may assign this Agreement as security to Persons providing debt financing for the Project and Nortel shall cooperate with Mirror as required to effectuate such collateral assignment.

     Section 24.4 Notices.

         (a) Notices required to be given by one Party to another shall be deemed properly given if reduced to writing and personally delivered or transmitted by postage prepaid registered or certified post, return receipt requested, by air courier, or by facsimile or electronic mail with confirmation receipt to the addresses indicated below. Such notices shall be deemed to have been given and shall be effective upon receipt.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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         (b) Notice to Mirror:

             Mirror S.A.
             Avenida Republica do Chile 500, 25th andar
             20031-170 Rio de Janeiro, R.J.
             Brasil
             Tel: 5521-824-5000
             Fax: 5521-544-2740
             Attention: Chief Operating Officer

         (c) Notice to Nortel:

             Nortel Networks Corporation
             Northern Telecom do Brasil Industria e Comercio Ltda. Northern Telecom do Brasil Comercio e Servicos Ltda.
             Av. Das Nacoes Unidas 17891 - 10(O) Andar
             Santo Amaro - Sao Paulo
             SP - Brasil  04795-100
             Tel: 5511-882-4901
             Fax: 5511-882-4990
             Attn: Director President

     Section 24.5 Modifications to Notice Address. Either Party may change the addresses for giving notice by providing the other Party with written information about such change of address in accordance with Section 24.4.

     Section 24.6 Records. Both Parties shall maintain complete and accurate records of all matters that relate to their obligations hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in this Agreement the Parties shall retain such records for a period of five (5) years from the date of their creation or the period required by the applicable Laws, whichever is greater.

     Section 24.7 Severability. Any term or provision of this Agreement that is held to be invalid, void, unenforceable or illegal will in no way affect, impair or invalidate the remaining terms or provisions, which will remain in full force and effect as though the Agreement did not contain the particular invalid or unenforceable term or provision, and the rights and obligations of each Party shall be construed and enforced accordingly. To the extent that any provision shall be held to be invalid, illegal or unenforceable, such provision shall be considered null and void but the remaining provisions of this Agreement shall remain in effect. In the event the invalid illegal or unenforceable provision is considered an essential element of this Agreement, the Parties shall promptly negotiate replacement provisions that are acceptable to both Parties and are valid, legal and enforceable, and come as close as possible to reflect accurately the intentions of the Parties underlying the invalid, illegal or unenforceable provision or provisions.

     Section 24.8 Survival. Termination of this Agreement, for whatever cause, shall be without prejudice to any right or obligation of any Party hereto in respect of this Agreement that has arisen prior to such termination or expiration. If this Agreement is terminated by either Party prior to the completion of Final Acceptance for any Order Document, then the Order Document's Provisional Acceptance and Final Acceptance will be based on that Equipment actually delivered to the corresponding Site(s) as of the effective date of termination. The Parties' rights and obligations, which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive the termination, cancellation or expiration of this Agreement including, without limitation, the provisions of Sections 7.8, 10.1, 10.2, 10.3, 10.4, 15.2, 15.4, 19.1, 20.1, 24.1, 24.2, 24.6, 24.8, 24.14, 24.15, and 24.17,
and Articles XIII, XIV and XXII.

     Section 24.9 Consent. Wherever in this Agreement consent, approval or mutual agreement is required of Mirror or Nortel, the appropriate Party agrees not to withhold or delay unreasonably such consent or approval.

     Section 24.10 Discrepancies or Inconsistencies. In the event of any discrepancy or inconsistency between this Agreement and any of its Schedules, the terms and conditions of this Agreement shall prevail to the extent of any such discrepancy or inconsistency.

     Section 24.11 Amendment, Modification or Addendum. Any amendment, modification or addendum to this Agreement shall be made by making specific reference to the provision(s) to be amended, modified or added and shall be made in writing signed by all Parties hereto. All other provisions not specifically referred to in such amendment, modification or addendum shall remain unchanged and in full force and effect.

     Section 24.12 No Waiver of Rights; No Novation.

         (a) No waiver by either Party of any default or defaults by the other Party in the performance of any of the provisions of this Agreement:

             (i) shall operate or be construed as a waiver of any other or further default or defaults whether of a like or different character;

             (ii) shall operate or be construed as a novation of any of the rights and obligations established herein; or

             (iii) shall be effective unless in writing duly executed by a duly authorized representative of such Party.

         (b) Neither the failure by a Party to insist on any occasion upon the performance of the terms, conditions and provisions of this Agreement nor time or other indulgence granted by one Party to the other shall act as a waiver of such breach or acceptance of any variation or the relinquishment or the novation of any such right or any other right hereunder, which shall remain in full force and effect.

     Section 24.13 Costs and Expenses. Except as otherwise provided in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement.

     Section 24.14 Relationship of the Parties. This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the Parties or to impose any partnership obligation or liability upon either Party and neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.

     Section 24.15 Language of Agreement. This Agreement shall be executed in the English language and the Parties shall initial a sworn, official translation of this Agreement (without the schedules) to the Portuguese language, which shall be prepared within ninety (90) days from the Effective Date. Such translation shall be used in the event that presentation of a Portuguese translation of this Agreement to any Brazilian court, tribunal or Authority is required. In the event that an official translation of the schedules to this Agreement is required, the Parties shall jointly agree upon such official translation. All documents, notices, waivers and all other written communications between the Parties in connection with this Agreement shall, unless the Parties otherwise agree, be in English.

     Section 24.16 Third Party Beneficiaries. Except as provided in Section 20.1(c), this Agreement is intended to be solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the Parties hereto.

     Section 24.17 Relationship of Nortel Networks, Nortel Servicos and Nortel Industria. Each of Nortel Networks, Nortel Servicos and Nortel Industria shall be jointly and severally liable for the obligations of Nortel under this Agreement.

     Section 24.18 Schedules. The following Schedules shall constitute a part of this Agreement as though included in the body hereof:

                      SCHEDULE                           SCHEDULES

                      Schedule 4.1                       [***]

                      Schedule 4.9                       [***]

                      Schedule 4.10                      [***]

                      Schedule 5.1(a)                    [***]

                      Schedule 6.1                       [***]

                      Schedule 7.3(a)                    [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                      Schedule 7.6(f)(vi)                [***]

                      Schedule 7.9                       [***]

                      Schedule 7.10                      [***]

                      Schedule 8.1(a)                    [***]

                      Schedule 9.1(a)                    [***]

                      Schedule 9.3(a)                    [***]

                      Schedule 9.3(d)                    [***]

                      Schedule 10.5                      [***]

                      Schedule 13.2                      [***]

                      Schedule 13.9                      [***]

                      Schedule 14.1                      [***]

                      Schedule 15.1                      [***]

                      Schedule 17.1(a)                   [***]

                      Schedule 23                        [***]

                                     * * * *

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Thus being agreed, the Parties have executed this Agreement in three (3) counterparts, in the presence of two (2) witnesses signing below. Rio de Janeiro, July 9, 1999.

------------------------------------------------------- -----------------------------------------------------
MIRROR S.A.

By:                                                     By:
    ----------------------------------------------          -----------------------------------------------

Name:                                                   Name:
      --------------------------------------------            ---------------------------------------------

Title:                                                  Title:
       -------------------------------------------             --------------------------------------------
------------------------------------------------------- -----------------------------------------------------
NORTHERN TELECOM DO BRASIL
INDUSTRIA E COMERCIO LTDA.

By:                                                     By:
    ----------------------------------------------          -----------------------------------------------

Name:                                                   Name:
      --------------------------------------------            ---------------------------------------------

Title:                                                  Title:
       -------------------------------------------             --------------------------------------------
------------------------------------------------------- -----------------------------------------------------
NORTHERN TELECOM DO BRASIL
COMERCIO E SERVICOS LTDA.

By:                                                     By:
    ----------------------------------------------          -----------------------------------------------

Name:                                                   Name:
      --------------------------------------------            ---------------------------------------------

Title:                                                  Title:
       -------------------------------------------             --------------------------------------------
------------------------------------------------------- -----------------------------------------------------
NORTEL NETWORKS
CORPORATION

By:
    ----------------------------------------------

Name:
      --------------------------------------------

Title:
       -------------------------------------------
------------------------------------------------------- -----------------------------------------------------
WITNESS:                                                WITNESS:

Name:                                                   Name:
      --------------------------------------------            ---------------------------------------------

RG:                                                     RG:
    ----------------------------------------------          -----------------------------------------------

CPF:                                                    CPF:
     ---------------------------------------------           ----------------------------------------------
------------------------------------------------------- -----------------------------------------------------

                                  SCHEDULE 4.1

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 5 pages have been omitted from this Schedule.

                                  SCHEDULE 4.9

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 624 pages have been omitted from this Schedule.

                                  SCHEDULE 4.10

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 15 pages have been omitted from this Schedule.

                                 SCHEDULE 5.1(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 13 pages have been omitted from this Schedule.

                                  SCHEDULE 6.1

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 3 pages have been omitted from this Schedule.

                                 SCHEDULE 7.3(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 148 pages have been omitted from this Schedule.

                               SCHEDULE 7.6(f)(vi)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 1 page has been omitted from this Schedule.

                                                                    SCHEDULE 7.9

                         FINANCING AGREEMENT TERM SHEET

                                      NONE

                                  SCHEDULE 7.10

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 14 pages have been omitted from this Schedule.

                                 SCHEDULE 8.1(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 5 pages have been omitted from this Schedule.

                                 SCHEDULE 9.1(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 4 pages have been omitted from this Schedule.

                                 SCHEDULE 9.3(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 6 pages have been omitted from this Schedule.

                                SCHEDULE 9.3(d)

                                     [***]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 75 pages have been omitted from this Schedule.

                                  SCHEDULE 10.6

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 4 pages have been omitted from this Schedule.

                                  SCHEDULE 13.2

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 10 pages have been omitted from this Schedule.

                                  SCHEDULE 13.9

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 9 pages have been omitted from this Schedule.

                                  SCHEDULE 14.1

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 3 pages have been omitted from this Schedule.

                                  SCHEDULE 15.1

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 15 pages have been omitted from this Schedule.

                                SCHEDULE 17.1(a)

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 1 page has been omitted from this Schedule.

                                   SCHEDULE 23

                                    [* * *]


Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 5 pages have been omitted from this Schedule.